                                                                    EXHIBIT 10.3

                              ASSIGNMENT OF LEASE
                              -------------------

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, XAOS TOOLS, INC. ("ASSIGNOR"), as Tenant under that certain Office Space Lease dated as of August 1, 1997, as amended by the First Amendment to Lease dated as of August 1, 1997 and the Second Amendment to Lease dated as of August 1, 1998 (said Office Space Lease and First Amendment to Lease and Second Amendment to Lease hereinafter collectively referred to as the "Lease"), entered into by and between ASSIGNOR as Tenant and 300 Montgomery Associates ("300 MONTGOMERY") as Landlord, covering the premises commonly known as Suite 300, 300 Montgomery Street, San Francisco, California (the "Premises"), hereby assigns and transfers to Xoom, Inc. ("ASSIGNEE"), all of its right, title and interest in and to the Lease and gives possession of the Premises to ASSIGNEE in a broom-clean condition and otherwise ready for use, effective on August 1, 1998 (the "Effective Date"), provided that Landlord consents thereto as evidenced by its signature below. ASSIGNOR releases all claims to the security deposit in the amount of One Hundred Thousand One Hundred Ninety-three and 25/100 Dollars ($100,193.25) which 300 MONTGOMERY now holds as Landlord, and ASSIGNOR agrees that such security deposit shall be held by 300 MONTGOMERY and applied subject to the provisions of the Lease and shall be returned to ASSIGNEE after the expiration of the Term in accordance with the Lease, as such may be amended and/or modified. ASSIGNOR agrees that 300 MONTGOMERY will in no event be required to charge or credit or make any other adjustment as between ASSIGNOR and ASSIGNEE on account of any other sums paid either before or after the Effective Date under the Lease by ASSIGNOR or ASSIGNEE. ASSIGNOR hereby represents and warrants to ASSIGNEE and 300 MONTGOMERY that, as of the Effective Date, (a) the Lease is in full force and effect, and (b) there are no defaults on the part of 300 MONTGOMERY. ASSIGNOR acknowledges that, notwithstanding this assignment or any further assignments, ASSIGNOR continues to be bound by the Lease and liable for the performance of each and every term, covenant, condition, obligation and agreement of the Lease to be kept, performed and fulfilled by the Tenant thereunder. ASSIGNOR further agrees to indemnify, defend (with counsel reasonably acceptable to ASSIGNEE) and hold ASSIGNEE harmless from and against any and all claims, costs, liabilities, losses, damages or expenses, including, without limitation, reasonable attorneys's fees, which claims, costs, liabilities, losses, damages or expenses originate on or prior to the Effective Date and arise out of ASSIGNOR'S obligations under the Lease. ASSIGNEE agrees to immediately notify ASSIGNOR of any actual or intended default under the terms of the Lease. ASSIGNEE further agrees to indemnify, defend (with counsel reasonably acceptable to ASSIGNOR) and hold ASSIGNOR harmless from and against any and all claims, costs, liabilities, losses, damages or expenses, including, without limitation, reasonable attorneys's fees, which claims, costs, liabilities, losses, damages or expenses originate on or after the Effective Date and arise out of ASSIGNEE'S obligations under the Lease. ASSIGNOR understands and agrees that notwithstanding ASSIGNOR's continuing liability under the Lease subsequent to this assignment, ASSIGNOR retains no right of reversion or re-entry under the Lease and no right to cure any default of ASSIGNEE thereunder. ASSIGNOR waives all presentments, demands for payment or performance under the Lease, and all other notices, including those of nonperformance or default, and further waives any right to require 300 MONTGOMERY to enforce its rights or remedies against ASSIGNEE under the Lease or to proceed against ASSIGNEE or any other person, to proceed against or exhaust any security held from ASSIGNEE or any other person, or to pursue any other remedy in 300 MONTGOMERY's power whatsoever. ASSIGNOR represents that its current address is 300 Montgomery Street, Suite 300, California 94104 and promises that it will immediately notify 300 MONTGOMERY in writing of any change in such address.

DATED:  7/31/98

"ASSIGNOR"

XAOS TOOLS, INC.

By:  /s/ Robert L. Batty
    --------------------

Name:  Robert L. Batty             Name:
       ---------------                  -------------

Title:  President                  Title:
        ---------                        ------------

                ACCEPTANCE OF ASSIGNMENT AND ASSUMPTION OF LEASE
                ------------------------------------------------

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, ASSIGNEE accepts the foregoing assignment of all of ASSIGNOR's right, title and interest in and to the Lease and in addition expressly assumes and agrees, as a direct obligation to 300 MONTGOMERY, from the date the assignment becomes effective, to keep, perform and fulfill all the terms, covenants, conditions, obligations and agreements required to be kept, performed, and fulfilled by ASSIGNOR as Tenant thereunder, including, but not limited to, the timely making of all payments due to or payable on behalf of 300 MONTGOMERY as Landlord under the Lease when due and payable. ASSIGNEE acknowledges that it has inspected the Premises and knows the present condition thereof and of the Office Building of which the Premises are a part, and accepts the Premises in the condition disclosed by such inspection. ASSIGNEE agrees that no representations or agreements of any kind, express or implied, including respecting the Premises, the Lease or the Office Building, have been made by 300 MONTGOMERY or any agent, employee or representative of 300 MONTGOMERY, and ASSIGNEE is not accepting the Premises or the Lease in reliance upon any representations or nondisclosures on the part of 300 MONTGOMERY or 300 MONTGOMERY'S agents, employees or representatives. ASSIGNEE acknowledges that a security deposit in the amount of $100,193.25 is (or, as of the Effective Date, will be) held by 300 MONTGOMERY as Landlord to be applied subject to the provisions of the Lease, and that no rent has been prepaid under the Lease except for the current month. ASSIGNEE agrees that 300 MONTGOMERY will in no event be required to charge or credit or make any other adjustment as between ASSIGNOR and ASSIGNEE on account of any other sums paid either before or after the Effective Date under the Lease by ASSIGNOR or ASSIGNEE. ASSIGNEE further acknowledges that it has read the entire Lease and fully understands its provisions, including, but not limited to, the provisions of Article IX of the Lease dealing with assignment and subletting, and the provisions of Article 14.7 of the Lease waiving right to trial by jury. Attached hereto as Exhibit "A" and incorporated herein by reference are the most recent financial statements (the "Financial Statements") of ASSIGNEE, consisting of a balance sheet and related materials for the period ending June 30, 1998 and December 31, 1997. ASSIGNEE represents, warrants and covenants to 300 MONTGOMERY that the Financial Statements are in all material respects true and complete statements of the financial condition of ASSIGNEE for the period therein specified, contain and reflect all material adjustments so as to present a full, accurate and complete statement of ASSIGNEE's current financial condition, and do not fail to disclose any fact or facts which might materially and adversely affect ASSIGNEE's financial condition. ASSIGNEE further represents, warrants and covenants that since the last date covered by the Financial Statements, there has not been any change in the financial condition of ASSIGNEE or any other event or condition of any character that has had or might reasonably be expected to have a materially adverse effect or impact on the financial condition of ASSIGNEE. ASSIGNEE acknowledges that 300 MONTGOMERY is materially relying on the truthfulness, accuracy and completeness of the Financial Statements and would not consent to the within assignment of the Lease if it did not believe that such Financial Statements were true, accurate and complete. ASSIGNEE further agrees to immediately give 300 MONTGOMERY written notice of any material adverse change in its financial condition occurring prior to the Effective Date, including litigation commenced, tax liens filed, defaults claimed under its indebtedness for borrowed money, or bankruptcy proceedings commenced by or against it.

DATED:  7/31/98

"ASSIGNEE"

By:  /s/ Laurent Massa             By:
     -----------------                ------------------

Name:  Laurent Massa               Name:
       ---------------                  ----------------

Title:  C.E.O.                     Title:
        --------------                   ---------------

                       LANDLORD'S CONSENT TO ASSIGNMENT
                       --------------------------------

     As Landlord under the Lease, 300 MONTGOMERY hereby consents to the foregoing assignment and assumption without waiver of the restrictions in the Lease concerning further assignment and without waiver of any of its rights or remedies under the Lease as to ASSIGNOR or ASSIGNEE, and this consent shall not in any respect release, relieve or discharge ASSIGNOR from liability for the performance of any of the Tenant's responsibilities, obligations, covenants or agreements under the Lease. This consent of 300 MONTGOMERY is further conditioned upon its receipt of the payment to 300 MONTGOMERY of the sum of Five Hundred Dollars ($500.00) pursuant to Article 9.1 (e) of the Lease. To the best of its knowledge as of the Effective Date, 300 MONTGOMERY (a) is not aware of any current defaults on the part of ASSIGNOR, (b) believes the Lease to be in full force and effect, and (c) knows of no events which with the passage of time or the giving of notice could become defaults on the part of ASSIGNOR.

DATED:  7/31/98

"LANDLORD"

300 MONTGOMERY ASSOCIATES

By:  KENNEDY-WILSON MANAGEMENT GROUP, its Managing Agent


By:  /s/ Eric M. Bender
     ------------------
By:   Eric M. Bender
Its:  Director of Property Management

                           SECOND AMENDMENT TO LEASE

     THIS SECOND AMENDMENT to Lease ("Amendment") is dated as of the first day of August, 1998, by and between 300 Montgomery Associates, a California partnership ("Landlord"), and XAOS Tools, Inc., a California corporation ("Tenant").

     A. Landlord and Tenant entered into that certain Office Space Lease dated as of August 1, 1997 and the First Amendment to Lease dated as of August 1, 1997 (herein collectively the "Lease") for certain premises more particularly described therein as Suite 300 ("Premises") in the building commonly known as 300 Montgomery Street, San Francisco, California ("Building").

     B. Landlord and Tenant desire to amend the Lease in accordance with the terms and conditions set forth in this Amendment.

     C. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein Landlord and Tenant hereby modify, amend and supplement the Lease as follows:

1. Paragraph One of the First Amendment to Lease regarding the Security Deposit is hereby deleted in its entirety.

2.   The last sentence of Section 4.3 of the Lease is modified as follows:

     "Provided Tenant has not been in default of any provision of this Lease during the Term, twenty nine thousand nine hundred forty-seven and 51/100 dollars ($29,947.51) of the Security Deposit will be returned to the Tenant during the twenty-fifth (25th) month of the Term and twenty nine thousand nine hundred forty-seven and 51/100 dollars ($29,947.51) of the Security Deposit will be returned to the Tenant during the thirty-seventh (37th) month of the Term.

All other terms and conditions of the Lease shall remain in full force and effect.

AGREED AND ACCEPTED BY:

TENANT:                            LANDLORD:
XAOS TOOLS, INC.                   300 MONTGOMERY ASSOCIATES
                                   GROUP,


By:  /s/ Robert L. Batty           By:  KENNEDY-WILSON MANAGEMENT
     -------------------
                                         its Managing Agent

Its:  President                    By:  /s/ Eric M. Bender
      ------------------                ------------------

Date:  7/31/98                     Its:  Dir. Prop. Mgt.
       -----------------                 -----------------

                                   Date: 7/31/98
                                         -----------------

By:
     -------------------

Its:
       -----------------

Date:
       -----------------

                           FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT to Lease ("Amendment") is dated as of the first day of August, 1997, by and between 300 Montgomery Associates, a California partnership ("Landlord"), and XAOS Tools, Inc., a California corporation ("Tenant").

     A. Landlord and Tenant entered into that certain Office Space Lease dated as of August 1, 1997 (herein "Lease") for certain premises more particularly described therein as Suite 300 ("Premises") in the building commonly known as 300 Montgomery Street, San Francisco, California ("Building").

     B. Landlord and Tenant desire to amend the Lease in accordance with the terms and conditions set forth in this Amendment.

     C. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein Landlord and Tenant hereby modify, amend and supplement the Lease as follows:

1.   SECURITY DEPOSIT.
     The last sentence of Section 4.3 of the Lease is modified as follows:

     "Provided Tenant has not been in default of any provision of this Lease during the Term, Landlord agrees to credit $66,795.50 of the Security Deposit towards Basic Rent upon Tenant providing acceptable documentation to Landlord showing satisfaction of one of the following:

          (a) Audited financial statements prepared by a CPA firm acceptable to Landlord showing a net worth of Tenant of at least $6,000,000; or

          (b) Completion of an Initial Public Offering of stock on either the New York Stock Exchange, the American Stock Exchange, or the NASDAQ market."

2.   RIGHT OF FIRST OFFER.

     Subject to the conditions set forth hereinbelow and any similar rights granted any other tenants in the Building, Landlord agrees that in the event any space in excess of 3,000 square feet in the Building becomes available, during the initial term of the Lease, for releasing to third parties after the expiration or other termination of the lease of the then tenant of such space, and provided that such then-existing tenant elects to vacate (or has already vacated) such space, Landlord shall notify Tenant of the availability of such space and (if applicable) the anticipated date on which such space will be vacated by the then-existing tenant. Landlord shall further notify Tenant of the then-current scheduled rental rate (including annual or other periodic escalations thereof) and other basic terms and conditions for leasing available office space in the Building. For a period of ten

     (10) days following receipt of Landlord's written notice containing such information, Tenant shall have the one-time only right of first offer to lease such space at the rental rate and on the other terms and conditions set forth in Landlord's notice. If Tenant fails to timely exercise the right of first offer set forth herein, such right of first offer shall expire and be of no further force or effect. In such an event, Landlord has the right to lease any third party at such term and conditions as Landlord deems appropriate. Notwithstanding any provision of this Paragraph 3 to the contrary, the right granted herein shall be personal to Tenant and may not be exercised or assigned voluntarily or involuntarily by or to any person or entity other than the original Tenant, and shall not be assignable separate and apart from this Lease. The right of first offer granted by this Paragraph 3 shall be void and of no further force or effect if Tenant shall at any time default in the performance or observance of any of the terms, covenants, conditions or provisions of the Lease.

3.   BASE BUILDING IMPROVEMENTS.

     Notwithstanding anything to the contrary contained in this Amendment or the Lease, Landlord agrees to complete certain improvements to the Building's common areas on the third (3rd) floor of the Building. This work is limited in scope to include certain work necessary to comply with the American With Disabilities Act (ADA) for one (1) women's and one (1) men's common restrooms on the third floor, building code requirements in the common elevator lobby seismically securing the existing ceiling.

All other terms and conditions of the Lease shall remain in full force and effect.

AGREED AND ACCEPTED BY:

TENANT:                            LANDLORD:
XAOS TOOLS, INC.                   300 MONTGOMERY ASSOCIATES


By:  /s/ Robert L. Batty           By:  /s/ 300 Montgomery Associates
     -------------------                -----------------------------

Its:  President                    Its:
      ------------------                -----------------------------

Date:  9/3/97                      Date:  9/4/97
       -----------------                 ----------------------------

                              OFFICE SPACE LEASE

                                    BETWEEN

                           300 MONTGOMERY ASSOCIATES
                           A CALIFORNIA PARTNERSHIP

                                      AND

                               XAOS TOOLS, INC.

                           A CALIFORNIA CORPORATION

                                 INDEX TO LEASE


ARTICLE I.     BASIC LEASE PROVISIONS.......................................   1

ARTICLE II.    PREMISES.....................................................   4
               SECTION 2.1   LEASED PREMISES................................   4
               SECTION 2.2   ACCEPTANCE OF PREMISES.........................   4
               SECTION 2.3   RELOCATION RIGHT...............................   4

ARTICLE III.   TERM.........................................................   5
               SECTION 3.1   GENERAL........................................   5
               SECTION 3.2   DELAY IN POSSESSION............................   5
               SECTION 3.3   OPTION TO RENEW................................   5

ARTICLE IV.    RENT AND OPERATING EXPENSES..................................   7
               SECTION 4.1   BASIC RENT.....................................   7
               SECTION 4.2   OPERATING EXPENSE INCREASE.....................   8
               SECTION 4.3   SECURITY DEPOSIT...............................  10

ARTICLE V.     USES.........................................................  10
               SECTION 5.1   USE............................................  10
               SECTION 5.2   SIGNS..........................................  11

ARTICLE VI.    LANDLORD SERVICES ARTICLE....................................  12
               SECTION 6.1   UTILITIES AND SERVICES.........................  12
               SECTION 6.2   OPERATION AND MAINTENANCE OF COMMON FACILITIES.  12
               SECTION 6.3   USE OF COMMON FACILITIES.......................  12
               SECTION 6.4   CHANGES AND ADDITIONS BY LANDLORD..............  13

ARTICLE VII.   MAINTAINING THE PREMISES.....................................  13
               SECTION 7.1   TENANT'S MAINTENANCE AND REPAIR................  13
               SECTION 7.2   LANDLORD'S MAINTENANCE AND REPAIR..............  13
               SECTION 7.3   ALTERATIONS....................................  14
               SECTION 7.4   MECHANIC'S LIENS...............................  15
               SECTION 7.5   ENTRY AND INSPECTION...........................  15
               SECTION 7.6   SPACE PLANNING AND SUBSTITUTION................  15

ARTICLE VIII.  TAXES AND ASSESSMENTS ON TENANT'S PREMISES...................  16

ARTICLE IX.    ASSIGNMENT AND SUBLETTING....................................  16
               SECTION 9.1   RIGHTS OF PARTIES..............................  16
               SECTION 9.2   EFFECT OF TRANSFER.............................  18
               SECTION 9.3   SUBLEASE REQUIREMENTS..........................  18

ARTICLE X.     INSURANCE AND INDEMNITY......................................  19
               SECTION 10.1  TENANT'S INSURANCE.............................  19
               SECTION 10.2  LANDLORD'S INSURANCE...........................  19
               SECTION 10.3  TENANT'S INDEMNITY.............................  20
               SECTION 10.4  LANDLORD'S NONLIABILITY........................  20

ARTICLE XI.    DAMAGE OR DESTRUCTION........................................  21
               SECTION 11.1  RESTORATION....................................  21
               SECTION 11.2  LEASE GOVERNS..................................  21

ARTICLE XII.   EMINENT DOMAIN...............................................  22
               SECTION 12.1  TOTAL OR PARTIAL TAKING........................  22
               SECTION 12.2  TEMPORARY TAKING...............................  22

ARTICLE XIII.  SUBORDINATION; ESTOPPEL CERTIFICATE..........................  22
               SECTION 13.1  SUBORDINATION SECTION..........................  22
               SECTION 13.2  ESTOPPEL CERTIFICATE...........................  23

ARTICLE XIV.   DEFAULTS AND REMEDIES........................................  23
               SECTION 14.1  TENANT'S DEFAULTS..............................  23
               SECTION 14.2  LANDLORD'S REMEDIES............................  25
               SECTION 14.3  LATE PAYMENTS..................................  27
               SECTION 14.4  RIGHT OF LANDLORD TO PERFORM...................  27
               SECTION 14.5  DEFAULT BY LANDLORD............................  28
               SECTION 14.6  EXPENSES AND LEGAL FEES........................  28
               SECTION 14.7  WAIVER OF JURY TRIAL...........................  28

ARTICLE XV.    END OF TERM..................................................  29
               SECTION 15.1  HOLDING OVER...................................  29
               SECTION 15.2  MERGER ON TERMINATION..........................  29
               SECTION 15.3  SURRENDER OF PREMISES; REMOVAL OF PROPERTY.....  29

ARTICLE XVI.   PAYMENTS AND NOTICES.........................................  30

ARTICLE XVII.  RULES AND REGULATIONS........................................  30

ARTICLE XVIII. BROKER'S COMMISSION..........................................  31

ARTICLE XIX.   TRANSFER OF LANDLORD'S INTEREST..............................  31

ARTICLE XX.    INTERPRETATION...............................................  31
               SECTION 20.1  GENDER AND NUMBER..............................  31
               SECTION 20.2  HEADINGS.......................................  31
               SECTION 20.3  JOINT AND SEVERAL LIABILITY....................  32
               SECTION 20.4  SUCCESSORS.....................................  32
               SECTION 20.5  TIME OF ESSENCE................................  32
               SECTION 20.6  CONTROLLING LAW................................  32
               SECTION 20.7  SEVERABILITY...................................  32
               SECTION 20.8  WAIVER AND CUMULATIVE REMEDIES.................  32
               SECTION 20.9  INABILITY TO PERFORM...........................  33
               SECTION 20.10 ENTIRE AGREEMENT...............................  33
               SECTION 20.11 QUIET ENJOYMENT................................  33
               SECTION 20.12 SURVIVAL.......................................  33

ARTICLE XXI.   EXECUTION AND RECORDING......................................  33
               SECTION 21.1  COUNTERPARTS...................................  33
               SECTION 21.2  CORPORATE AND PARTNERSHIP AUTHORITY............  34

               SECTION 21.3  EXECUTION OF LEASE; NO OPTION OR OFFER.........  34
               SECTION 21.4  RECORDING SECTION..............................  34
               SECTION 21.5  AMENDMENTS.....................................  34

ARTICLE XXII.  MISCELLANEOUS................................................  34
               SECTION 22.1  NONDISCLOSURE OF LEASE TERMS...................  34
               SECTION 22.2  REPRESENTATIONS BY TENANT......................  35
               SECTION 22.3  CHANGES REQUESTED BY LENDER....................  35
               SECTION 22.4  MORTGAGEE PROTECTION...........................  35
               SECTION 22.5  COVENANTS AND CONDITIONS.......................  35
               SECTION 22.6  TENANT SERVICES................................  35


ARTICLE I.     BASIC LEASE PROVISIONS.......................................   1

ARTICLE II.    PREMISES.....................................................   4
               SECTION 2.1   LEASED PREMISES................................   4
               SECTION 2.2   ACCEPTANCE OF PREMISES.........................   4
               SECTION 2.3   RELOCATION RIGHT...............................   4

ARTICLE III.   TERM.........................................................   5
               SECTION 3.1   GENERAL........................................   5
               SECTION 3.2   DELAY IN POSSESSION............................   5
               SECTION 3.3   OPTION TO RENEW................................   5

ARTICLE IV.    RENT AND OPERATING EXPENSES..................................   7
               SECTION 4.1   BASIC RENT.....................................   7
               SECTION 4.2   OPERATING EXPENSE INCREASE.....................   8
               SECTION 4.3   SECURITY DEPOSIT...............................  10

ARTICLE V.     USES.........................................................  10
               SECTION 5.1   USE............................................  10
               SECTION 5.2   SIGNS..........................................  11

ARTICLE VI.    LANDLORD SERVICES ARTICLE....................................  12
               SECTION 6.1   UTILITIES AND SERVICES.........................  12
               SECTION 6.2   OPERATION AND MAINTENANCE OF COMMON FACILITIES.  12
               SECTION 6.3   USE OF COMMON FACILITIES.......................  12
               SECTION 6.4   CHANGES AND ADDITIONS BY LANDLORD..............  13

ARTICLE VII.   MAINTAINING THE PREMISES.....................................  13
               SECTION 7.1   TENANT'S MAINTENANCE AND REPAIR................  13
               SECTION 7.2   LANDLORD'S MAINTENANCE AND REPAIR..............  13
               SECTION 7.3   ALTERATIONS....................................  14
               SECTION 7.4   MECHANIC'S LIENS...............................  15
               SECTION 7.5   ENTRY AND INSPECTION...........................  15
               SECTION 7.6   SPACE PLANNING AND SUBSTITUTION................  15

ARTICLE VIII.  TAXES AND ASSESSMENTS ON TENANT'S PREMISES...................  16

ARTICLE IX.    ASSIGNMENT AND SUBLETTING....................................  16

               SECTION 9.1   RIGHTS OF PARTIES..............................  16
               SECTION 9.2   EFFECT OF TRANSFER.............................  18
               SECTION 9.3   SUBLEASE REQUIREMENTS..........................  18

ARTICLE X.     INSURANCE AND INDEMNITY......................................  19
               SECTION 10.1  TENANT'S INSURANCE.............................  19
               SECTION 10.2  LANDLORD'S INSURANCE...........................  19
               SECTION 10.3  TENANT'S INDEMNITY.............................  20
               SECTION 10.4  LANDLORD'S NONLIABILITY........................  20

ARTICLE XI.    DAMAGE OR DESTRUCTION........................................  21
               SECTION 11.1  RESTORATION....................................  21
               SECTION 11.2  LEASE GOVERNS..................................  21

ARTICLE XII.   EMINENT DOMAIN...............................................  22
               SECTION 12.1 TOTAL OR PARTIAL TAKING.........................  22
               SECTION 12.2 TEMPORARY TAKING................................  22

ARTICLE XIII.  SUBORDINATION; ESTOPPEL CERTIFICATE..........................  22
               SECTION 13.1  SUBORDINATION SECTION..........................  22
               SECTION 13.2  ESTOPPEL CERTIFICATE...........................  23

ARTICLE XIV.   DEFAULTS AND REMEDIES........................................  23
               SECTION 14.1  TENANT'S DEFAULTS..............................  23
               SECTION 14.2  LANDLORD'S REMEDIES............................  25
               SECTION 14.3  LATE PAYMENTS..................................  27
               SECTION 14.4  RIGHT OF LANDLORD TO PERFORM...................  27
               SECTION 14.5  DEFAULT BY LANDLORD............................  28
               SECTION 14.6  EXPENSES AND LEGAL FEES........................  28
               SECTION 14.7  WAIVER OF JURY TRIAL...........................  28

ARTICLE XV.    END OF TERM..................................................  29
               SECTION 15.1  HOLDING OVER...................................  29
               SECTION 15.2  MERGER ON TERMINATION..........................  29
               SECTION 15.3  SURRENDER OF PREMISES; REMOVAL OF PROPERTY.....  29

ARTICLE XVI.   PAYMENTS AND NOTICES.........................................  30

ARTICLE XVII.  RULES AND REGULATIONS........................................  30

ARTICLE XVIII. BROKER'S COMMISSION..........................................  31

ARTICLE XIX.   TRANSFER OF LANDLORD'S INTEREST..............................  31

ARTICLE XX.    INTERPRETATION...............................................  31
               SECTION 20.1  GENDER AND NUMBER..............................  31
               SECTION 20.2  HEADINGS.......................................  31
               SECTION 20.3  JOINT AND SEVERAL LIABILITY....................  32
               SECTION 20.4  SUCCESSORS.....................................  32
               SECTION 20.5  TIME OF ESSENCE................................  32
               SECTION 20.6  CONTROLLING LAW................................  32

               SECTION 20.7  SEVERABILITY...................................  32
               SECTION 20.8  WAIVER AND CUMULATIVE REMEDIES.................  32
               SECTION 20.9  INABILITY TO PERFORM...........................  33
               SECTION 20.10 ENTIRE AGREEMENT...............................  33
               SECTION 20.11 QUIET ENJOYMENT................................  33
               SECTION 20.12 SURVIVAL.......................................  33

ARTICLE XXI.   EXECUTION AND RECORDING......................................  33
               SECTION 21.1  COUNTERPARTS...................................  33
               SECTION 21.2  CORPORATE AND PARTNERSHIP AUTHORITY............  34
               SECTION 21.3  EXECUTION OF LEASE; NO OPTION OR OFFER.........  34
               SECTION 21.4  RECORDING SECTION..............................  34
               SECTION 21.5  AMENDMENTS.....................................  34

ARTICLE XXII.  MISCELLANEOUS................................................  34
               SECTION 22.1  NONDISCLOSURE OF LEASE TERMS...................  34
               SECTION 22.2  REPRESENTATIONS BY TENANT......................  35
               SECTION 22.3  CHANGES REQUESTED BY LENDER....................  35
               SECTION 22.4  MORTGAGEE PROTECTION...........................  35
               SECTION 22.5  COVENANTS AND CONDITIONS.......................  35
               SECTION 22.6  TENANT SERVICES................................  35

EXHIBIT A  1

EXHIBIT B  UTILITIES AND SERVICES FOR THE BUILDING ATTACHED TO AND MADE
           A PART OF THIS LEASE............................................    1

EXHIBIT C  TENANT'S INSURANCE..............................................    1

EXHIBIT D  RULES AND REGULATIONS FOR THE BUILDING ATTACHED TO AND MADE
           A PART  OF THIS LEASE...........................................    1

EXHIBIT E  WORK LETTER.....................................................    1

                              OFFICE SPACE LEASE

     THIS LEASE is made as of the 1st day of August, 1997, by and between 300 Montgomery Associates, a California partnership, hereinafter called "Landlord," and Xaos Tools, Inc., a California corporation, herein after called "Tenant."

                      ARTICLE I.  BASIC LEASE PROVISIONS

     Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following collective terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease.

1    Tenant's Name and Trade Name:            Xaos Tools, Inc.

2    Premises:                                Suite No. 300 (the Premises are more
                                              particularly described in Section 2.1).

     Address of Office Building:              300 Montgomery Street
                                              San Francisco, California 94104

3    Use of Premises:                         General Office Use

4    Estimated Commencement Date:             October 1, 1997

5    Lease Term:                              Ten (10) years

6    Basic Rent per month, full service gross:

     Months 1 - 12                $28,006.50              Months 61 - 72                $33,841.19
     Months 13 - 24               $28,784.46              Months 73 - 84                $35,397.10
     Months 25 - 36               $29,562.42              Months 85 - 96                $36,953.02
     Months 37 - 48               $30,729.35              Months 97 - 108               $38,664.53
     Months 49 - 60               $31,740.70              Months 109 - 120              $40,298.24

     Other Rental Adjustments:                Landlord shall abate one-half of the
                                              Basic Rent during each of the first four

7    Operating Expense Base Year:             Fiscal year 1997-1998, passthroughs
                                              -----------------------------------
                                              effective January 1, 1999.
                                              -------------------------

     Expense Recovery Period:                 Every 12-month period during the Term
                                              (or portion thereof for the first and last
                                              Lease years) immediately following the



                                              Operating Expense Base Year
                                              commencing January 1 and ending
                                              December 31.

8    Floor Area of Premises:                  Approximately 18,671 rentable square feet.

9    Security Deposit:                        $100,193.25

10   Broker(s):                               Broker Representing Tenant: Whitney
                                              Cressman Limited
                                              Broker Representing Landlord: Whitney
                                              Cressman Limited

11   Plan Approval Date:                      N/A

12.  Address for Payments and Notices:

     LANDLORD                                 TENANT

     300 Montgomery Associates                Prior to the Commencement Date:

     c/o Kennedy-Wilson Mgmt. Group           Xaos Tools, Inc.
     300 Montgomery Street, Suite 788         55 Hawthorne St.
     San Francisco, California 94104          San Francisco, CA 94105
     Attn: Building Manager                   Attn: Brian H. Jones

     With a copy to:                          After the Commencement Date:

     Kennedy-Wilson Management Group          Xaos Tools, Inc.
     818 West 7th Street, Suite 980           300 Montgomery Street, Suite 300
     Los Angeles, CA 90017                    San Francisco, CA 94104
     Attention: Director of Property
     Management                               Attn: Brian H. Jones

13.  Parking:                                 N/A

14.  Tenant's Construction Representative:    Brian H. Jones

15.  Tenant's Percentage:                     8.81% calculated by dividing the Floor Area of Premises
                                              (numerator) by the rentable area of the Office Building
                                              (denominator) and expressing the resulting quotient as a
                                              percentage. Tenant's Percentage shall be increased



                                              during the Term in proportion to any increase in the
                                              area of the Premises in accordance with the formula
                                              stated herein.

                             ARTICLE II.  PREMISES


     SECTION 2.1  LEASED PREMISES.

     Landlord leases to Tenant and Tenant rents from Landlord the premises shown in Exhibit A (the Premises) containing the floor area set forth in Item 8 of the Basic Lease Provisions and known by the suite number identified in Item 2 of the Basic Lease Provisions. The Premises are located in the office building identified in Item 2 of the Basic Lease Provisions (which together with the underlying real property is called the Office Building).

     SECTION 2.2  ACCEPTANCE OF PREMISES.

     Tenant acknowledges that neither Landlord nor any representative of Landlord has made any representation or warranty with respect to the Premises or the Office Building or the suitability or fitness of either for any purpose except as set forth in this Lease. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Office Building were in satisfactory condition and in conformity with the provisions of this Lease in all respects except for those matters which Tenant shall have brought to Landlord's attention on a written punch list delivered to Landlord. The list shall be limited to any items required to be accomplished by Landlord under the Work Letter (if any) attached as Exhibit H and shall be delivered to Landlord within ten (10) days after the term (Term) of this Lease commences as provided in Article III below. If there is no Work Letter, or if no items are required of Landlord under the Work Letter, by taking possession of the Premises Tenant accepts the Improvements in their existing condition and waives any right or claim against Landlord arising out of the condition of the Premises. Nothing contained in this Section shall affect the commencement of the Term or the obligation of Tenant to pay rent. Landlord shall diligently complete all punch list items of which it is notified as provided above for which it is liable. Landlord to be responsible for code compliance of the building standard drop ceiling and building light fixtures.

     SECTION 2.3  RELOCATION RIGHT.

     If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with Landlord's planning program for the Office Building, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Office Building, provided such space is not more than ten percent (10%) larger or smaller than the Premises. Landlord shall pay for (a) all direct, out of pocket reasonable expenses of Tenant in moving from the Premises to the new space and (b) the cost of improving the new space so that the level of improvements in the new space is comparable to the level of improvements in the Premises. Landlord will also pay for reasonable costs to change of stationery, telephones and business cards, but not to exceed

$5,000. All the terms and conditions of the original Lease shall remain in full force and effect.

                              ARTICLE III.  TERM
     SECTION 3.1  GENERAL.

     The term of this Lease ("Term") shall be for the period shown in Item 5 of the Basic Lease Provisions. The Term shall commence (Commencement Date) on the earlier of (a) subject to the provisions of Section 3.2, the Estimated Commencement Date as set forth in Item 4 of the Basic Lease Provisions or (b) the date Tenant acquires possession or commences use of the Premises for any purpose other than construction. Within ten (10) days after the Commencement Date, the parties shall memorialize on a form provided by Landlord the actual Commencement Date and the expiration date (Expiration Date) of this Lease. Tenant's failure to execute that form shall not affect the validity of Landlord's determination of those dates.

     SECTION 3.2  DELAY IN POSSESSION.

     If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any resulting loss or damage. However, Tenant shall not be liable for any rent and the Commencement Date shall not occur until Landlord delivers possession of the Premises and the Premises are in fact ready for occupancy as defined below, except that if Landlord's failure to so deliver possession on the Estimated Commencement Date is attributable to any action or in-action by Tenant (including without limitation any Tenant Delay described in the Work Letter, if any, attached to this Lease), then the Commencement Date shall not be advanced to the date on which possession of the Premises is tendered to Tenant, and Landlord shall be entitled to full performance by Tenant (including the payment of rent) from the date Landlord would have been able to deliver the Premises to Tenant but for Tenant's delay(s).

     SECTION 3.3  OPTION TO RENEW.

     Tenant shall have one (1) option to renew (the "Option") the Lease for one five (5) year term, at the Prevailing Market Rent (as hereinafter defined), plus Tenant's Percentage of all Operating Costs and Taxes, and all other charges pursuant to the Lease, provided that Tenant: (i) is not in currently in default; and (ii) has not been in default of any term or provision of the Lease two or more times during the initial Lease Term, regardless of whether any of the defaults were cured (timely or otherwise) or remained uncured with or without the acquiescence of Lessor with the exception of payment of Basic Rent or Additional Rent which may not be more than five (5) days late twice within a twelve (12) month period. The Option may be exercised only by Tenant delivering to

Landlord written notice of Tenant's unconditional exercise of the Option; provided, however, that the Option shall be exercised no later than nine (9) months but not more than twelve (12) months prior to the expiration of the original term. If Tenant fails to timely exercise the Option in the manner herein specified, then the Option shall immediately and automatically terminate and be of no further force or effect. Time is of the essence with respect to the exercise of the Option. Except as otherwise specifically provided herein, all provisions of the Lease, this Addendum and all other exhibits to the Lease shall continue in full force and effect during the Option Period; provided, however, that the Base Rent for the initial year of the Option Period shall be set at the Prevailing Market Rent (as such term is defined below).

     The Option is personal to Tenant and may not be exercised or assigned, voluntarily or involuntarily, by, or to, any person or entity other than Tenant. The Option is not assignable separate and apart from this Lease. In the event that at the time the Option is exercisable by Tenant, this Lease has been assigned, or a sublease exists as to twenty percent (20%) or more of the Premises, the Option shall be deemed null and void and Tenant, any assignee, or any sublessee, shall not have the right to exercise the Option.

     Landlord and Tenant shall have 30 days following the exercise of the Option in which to agree as to the Prevailing Market Rent for the Premises as of the first month of the Option Period. In the event Landlord and Tenant are unable to agree on the Prevailing Market Rent within such thirty (30) day period, the Prevailing Market Rent shall be determined as follows:

     a. Within 15 days following the expiration of such 30 day period for Landlord and Tenant to agree on the Prevailing Market Rent for the Premises, Landlord and Tenant shall each give written notice to the other designating by name, address and telephone number an MAI appraiser or commercial real estate broker with no less than ten (10) years of retail leasing experience, collectively "the appraisers" familiar with retail rentals in commercial high-rise properties in the downtown San Francisco financial district (the "Comparison Area"). Within 15 days following the selection of the second appraiser to be designated, the first two appraisers shall select a third MAI appraiser. The employment of each appraiser shall be conditioned on such appraiser's agreement to comply with the provisions of this
          Section 3.3. Within 30 days after the selection of the third appraiser, the three appraisers so selected shall determine the Prevailing Market Rent for the Premises and shall each notify Landlord and Tenant, in writing, within such 30 day period of the Prevailing Market Rent for the Premises determined by such appraisal. The Prevailing Market Rent for the Premises shall be determined by applying the following criteria:

          i. The Prevailing Market Rent shall be based on the gross monthly rent projected to be paid by tenants which shall take into consideration rental increases, if any, for qualifying five (5) year lease transactions similar in length to the Option Period, based on leases executed not earlier than six months prior to the date the appraisers shall meet, for retail space in commercial high-rise properties in the downtown San Francisco financial district comparable to the Building in size, quality, age and amenities, for premises which are comparable to the Premises in size (plus or minus 20%), height, location and cosmetic condition, and with comparable tenant improvements as are in the Premises whether paid for by Landlord or Tenant, and "free" rent, if any is then generally being offered in the marketplace (other than free rent given in substitution of other rent concessions such as, but not limited to, tenant improvements) [collectively referred to herein as "PMR Criteria"], for buildings in the Comparison Area.

          ii. The two appraisals for the Prevailing Market Rent which arithmetically are the closest shall be added together and divided by two. The third appraisal shall be disregarded. The quotient so derived shall be the initial monthly Base Rent for the Option Period.

     b. In addition to monthly Base Rent, Tenant shall be obligated to pay Tenant's Share of Operating Expenses pursuant to Paragraph 4.2 of the Lease.

     c. Landlord and Tenant shall each pay the costs and fees of the appraiser selected by it. Landlord and Tenant shall share equally the costs and fees of the third appraiser. In the event that either Landlord or Tenant does not identify an appraiser within the first fifteen day
          (15) period set forth in this Section 3.3 above, the appraiser appropriately and timely identified shall alone render the appraisal based on the PMR Criteria.

     d. The terms and conditions of the extension shall be negotiated directly between Landlord and Tenant. If Tenant requires the service of an agent, the payment of such service shall be the responsibility of Tenant.

                   ARTICLE IV.  RENT AND OPERATING EXPENSES

     SECTION 4.1  BASIC RENT.

     From and after the Commencement Date, Tenant shall pay to Landlord without deduction or offset the Basic Rent for the Premises in the total amount shown (including subsequent adjustments, if any) in Item 6 of the Basic Lease Provisions. Any rental adjustment shown in Item 6 shall be deemed to occur on the specified monthly anniversary of the Commencement Date whether or not that date occurs at the end of a calendar month. The rent shall be due and payable in advance commencing on the Commencement Date (as prorated for any partial month) and continuing thereafter on the first day of each successive calendar month of the Term. No demand notice or invoice shall be required. An installment of rent in the amount of six (6) month's Basic Rent at the initial rate specified in Item 6 of the Basic Lease Provisions, as such Basic Rent may be abated as described below, shall be delivered to Landlord concurrently with Tenant's execution of this Lease and shall be applied against the Basic Rent first due hereunder. Notwithstanding the foregoing, for each of months 1 - 4, so long as Tenant is not in default hereunder, Tenant shall pay only 1/2 of the Basic Rent specified in Item 6 of the Basic Lease Provisions (i.e. one half of the Basic Rent per month shall be abated for the first four (4) months of the term of this Lease). In all events, Tenant shall pay one hundred percent (100%) of all additional rent pursuant to
Section 4.2; provided, however, that in the event of a default by Tenant under this Lease, the portion of the Basic Rent so abated shall be deemed to be not abated, and shall become immediately due and payable by Tenant.

     SECTION 4.2  OPERATING EXPENSE INCREASE.

     (a) Tenant shall reimburse Landlord as additional rent for Tenant's Percentage of Operating Expenses, for each year after the Operating Expense Base Year, incurred by Landlord in the operation of the Office Building. Tenant acknowledges Landlord's rights to make changes or additions to the Office Building from time to time pursuant to Section 6.5 below, in which event the total rentable square footage within the Office Building may be adjusted.

     (b) Commencing prior to the start of the first full Expense Recovery Period of the Lease (as set forth in Item 7 of the Basic Lease Provisions), and prior to the start of each full or partial Expense Recovery Period thereafter, Landlord shall give Tenant a written estimate of the amount of Tenant's proportionate share of Operating Expenses for the Expense Recovery Period or portion thereof. Tenant shall pay the estimated amount to Landlord in equal monthly installments in advance with Basic Rent. If Landlord has not furnished its written estimate for any Expense Recovery Period by the time set forth above, Tenant shall continue to pay cost reimbursements at the rates established for the prior Expense Recovery Period, if any; provided that when the new estimate is delivered to Tenant, Tenant shall, at the next monthly payment date, pay any accrued cost reimbursements based upon the new estimate.

     (c) Within one hundred twenty (120) days after the end of each Expense Recovery Period, Landlord shall endeavor to furnish to Tenant a statement showing in reasonable detail the actual or prorated Operating Expenses incurred by Landlord during the period and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments, if any, to Tenant's actual proportionate share as shown by the annual statement. Any amount due Tenant shall be credited against installments next coming due under this Section 4.2, and any deficiency shall be paid by Tenant together with the next installment. If Tenant has not made estimated payments during the Expense Recovery Period, any amount owing by Tenant pursuant to subsection (a) above shall be paid to Landlord in accordance with
Article XVI. Should Tenant fail to object in writing to Landlord's determination of actual Operating Expenses within thirty (30) days following delivery of Landlord's expense statement, Landlord's determination of actual Operating Expenses for the applicable Expense Recovery Period shall be conclusive and binding on the parties within thirty days following delivery of Landlord's expense statement.

     (d) Even though the Lease has terminated and the Tenant has vacated the Premises when the final determination is made of Tenant's share of Operating Expenses for the Expense Recovery Period in which the Lease terminates, Tenant shall, upon notice, pay the entire increase due over the estimated expenses paid. Conversely, any overpayment made in the event expenses decrease shall be rebated by Landlord to Tenant.

     (e) If, at any time during any Expense Recovery Period, any one or more of the Operating Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated expenses for the year, then Tenant's estimated share of Operating Expenses shall be increased for the month in which the increase becomes effective and for all succeeding months by an amount equal to Tenant's proportionate share of the increase. Landlord shall give Tenant written notice of the amount or estimated amount of the increase, the month in which the increase will become effective, Tenant's monthly share thereof, and the months for which the payments are due. Tenant shall pay the increase to Landlord as a part of Tenant's monthly payments of estimated expenses, as provided in paragraph (b) above, commencing with the month in which effective.

     (f) The term Operating Expenses shall include all expenses of operation and maintenance of the Office Building , together with all appurtenant Common Facilities (as defined in Section 6.2), and shall include the following charges by way of illustration but not limitation: water and sewer charges; taxes; insurance premiums or reasonable premium equivalents, should Landlord elect to self-insure any risk that Landlord is authorized to insure hereunder; license permit and inspection fees; heat; light; power; janitorial services; air conditioning; supplies; materials; equipment; tools; programs instituted to comply with transportation management requirements; tenant services; amortization of capital investments reasonably intended to produce a reduction in operating charges or energy conservation; amortization of capital investments necessary to bring the Office Building into compliance with applicable laws and building codes enacted subsequent to the completion of construction of the Office Building; labor; reasonably allocated wages and salaries fringe benefits and payroll taxes for administrative and other personnel directly applicable to the Office Building, including both Landlord's personnel and outside personnel but exclusive of personnel above the level of building manager; any expense incurred pursuant to Sections 6.1, 6.2, 7.2 and 10.2 and Exhibits B and C below; and a reasonable overhead/management fee. It is understood that Operating Expenses shall include competitive charges for direct services provided by any subsidiary or division of Landlord. The term "taxes," as used herein shall include the following: (i) all real estate taxes or personal property taxes, as such property taxes may be reassessed from time to time; (ii) other taxes, documentary transfer fees, charges and assessments which are levied with respect to this Lease or to the Office Building, and any improvements, fixtures and equipment and other property of Landlord located in the Office Building except that general net income and franchise taxes imposed against Landlord shall be excluded; (iii) any tax surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes other than taxes covered by Article VIII; and (iv) costs and expenses incurred in contesting the amount or validity of any tax by appropriate proceedings. A copy of Landlord's unaudited statement of expenses shall be made available to Tenant upon request. The Operating Expenses may be extrapolated by Landlord to reflect at least ninety-five percent (95%) occupancy of the rentable area of the Office Building during any Expense Recovery Period.

     SECTION 4.3  SECURITY DEPOSIT.

     Concurrently with Tenant's delivery of this Lease, Tenant shall deposit with Landlord the sum, if any, stated in Item 9 of the Basic Lease Provisions to be held by Landlord as security for the full and faithful performance of Tenant's obligations under this Lease (the Security Deposit ). Upon any default by Tenant, including specifically Tenant's failure to pay rent or to abide by its obligations under Sections 7.1 and 15.3 below, Landlord may apply all or part of the Security Deposit as full or partial compensation for that default. If any portion of the Security Deposit is so applied, Tenant shall, within five
(5) days after written demand by Landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on the Security Deposit. If Tenant fully performs its obligations under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest in this Lease) after the expiration of the Term, provided that Landlord may retain the Security Deposit until such time as all amounts due from Tenant in accordance with this Lease have been determined and paid in full. Provided Tenant has not been in default of any provision of this Lease during the Term, one-third (1/3) of the Security Deposit will be returned to the Tenant during the twenty-fifth (25th) month of the Term and one-third (1/3) of the Security Deposit will be returned to the Tenant during the sixty-first (61st) month of the Term.

                               ARTICLE V.  USES

     SECTION 5.1  USE.

     Tenant shall use the Premises only for the purposes stated in Item 3 of the Basic Lease Provisions. The parties agree that any contrary use shall be deemed to cause material and irreparable harm to Landlord and shall entitle Landlord to injunctive relief, in addition to any other available remedy. Tenant shall not do nor permit anything to be done in or about the Premises which will in any way interfere with the rights of other occupants of the Office Building or use, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant permit any nuisance or commit any waste in the Premises. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance policy(ies) covering the Office Building, and/or their contents, and shall comply with all applicable insurance underwriters' rules and the requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall comply, at its expense, with all present and future laws, ordinances, and requirements of all governmental authorities that pertain to Tenant or its use of the Premises, including without limitation, all federal and state occupational, health and safety requirements and all recorded covenants, conditions and restrictions affecting the Office Building whether or not Tenant's compliance will necessitate expenditures or interfere with its use and enjoyment of the Premises. Tenant shall not generate, handle, store or dispose of hazardous or toxic materials, as such materials may be identified in any federal state or local law or regulation, in the Premises or the Office Building without the prior written consent of Landlord, which consent may be refused or conditioned by Landlord in its discretion. Tenant agrees that it shall promptly complete and deliver to Landlord any disclosure form regarding hazardous materials that may be required by any governmental agency. Tenant shall promptly, upon demand, reimburse Landlord for any additional insurance premium charged by reason of Tenant's failure to comply with the provisions of this Section and shall indemnify Landlord from any liability and/or expense resulting from Tenant's noncompliance. Tenant acknowledges that: (a) the Office Building does not comply in certain respects with the requirements of the Americans with Disabilities Act; and (b) certain portions of the Office Building contain asbestos containing materials. Landlord has been advised that these materials are non-friable and do not represent a health risk. Tenant is invited to review reports concerning these matters on file at the office of the Office Building.

     SECTION 5.2  SIGNS.

     Tenant, upon obtaining the approval of Landlord in writing, may affix a sign (restricted solely to Tenant's name as set forth in Item 1 of the Basic Lease Provisions or such other name as Landlord may consent to in writing) adjacent to the entry door of the Premises and shall maintain the sign in good condition and repair during the Term. The sign shall conform to the criteria for signs established by Landlord and shall be ordered through Landlord at Tenant's expense. Tenant shall not place or allow to be placed any other sign, decoration or advertising matter of any kind that is visible from the exterior of the Premises. Any violating sign or decoration may be immediately removed by Landlord at Tenant's expense without notice and without the removal constituting a breach of this Lease or entitling Tenant to claim damages.

                    ARTICLE VI.  LANDLORD SERVICES ARTICLE

     SECTION 6.1  UTILITIES AND SERVICES.

     Landlord shall furnish to the Premises the utilities and services described in Exhibit B subject to the conditions and payment obligations and standards set forth in this Lease. Landlord shall not be liable for any failure to furnish any services or utilities when the failure is the result of any accident or other cause beyond Landlord's reasonable control, nor shall Landlord be liable for damage to Tenant's equipment resulting from power surges. Landlord's failure to furnish any services or utilities shall not entitle Tenant to any damages, relieve Tenant of the obligation to pay rent, or constitute a constructive or other eviction of Tenant, except that Landlord shall diligently attempt to restore the service or utility promptly. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the provision of services and utilities and shall cooperate with all reasonable conservation practices established by Landlord. Landlord shall, at all reasonable times, have free access to all electrical and mechanical installations of Landlord.

     SECTION 6.2  OPERATION AND MAINTENANCE OF COMMON FACILITIES.

     During the Term, Landlord shall operate all Common Facilities within the Office Building. The term "Common Facilities" shall mean all areas within the exterior boundaries of the Office Building which are not held for exclusive use by persons entitled to occupy space, and all other appurtenant areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees, including without limitation, parking areas and structures, driveways, sidewalks, landscaped and planted areas, hallways and interior stairwells not located within the premises of any tenant, common entrances and lobbies, elevators and restrooms not located within the premises of any tenant.

     SECTION 6.3  USE OF COMMON FACILITIES.

     The occupancy by Tenant of the Premises shall include the use of the Common Facilities in common with Landlord and with all others for whose convenience and use the Common Facilities may be provided by Landlord, subject, however, to compliance with all rules and regulations as are prescribed from time to time by Landlord. Landlord shall operate and maintain the Common Facilities in the manner Landlord may determine to be appropriate. Landlord shall, at all times during the Term, have exclusive control of the Common Facilities and may restrain any use or occupancy, except as authorized by Landlord's rules and regulations. Tenant shall keep the Common Facilities clear of any obstruction or unauthorized use related to Tenant's operations. Nothing in this Lease shall be deemed to impose liability upon Landlord for any damage to or loss of the property of, or for any injury to Tenant, its invitees or employees. Landlord may temporarily close any portion of the Common Facilities for repairs, remodeling and/or alterations to prevent a public dedication or the accrual of prescriptive rights or for any other reason deemed sufficient by Landlord.

     SECTION 6.4  CHANGES AND ADDITIONS BY LANDLORD.

     Landlord reserves the right to make alterations or additions to the Office Building or to the attendant fixtures, equipment and Common Facilities. Landlord may, at any time, relocate or remove any of the various buildings, parking areas and other Common Facilities, and may add buildings and areas from time to time. No change shall entitle Tenant to any abatement of rent or other claim against Landlord, provided that the change does not deprive Tenant of reasonable access to or use of the Premises.

                    ARTICLE VII.  MAINTAINING THE PREMISES

     SECTION 7.1  TENANT'S MAINTENANCE AND REPAIR.

     When and if needed or whenever requested by Landlord, Tenant, at its sole expense, shall make all repairs and replacements necessary to keep the Premises in the condition as existed on the Commencement Date (or on any later date that the improvements may have been installed), excepting ordinary wear and tear. All repairs and replacements shall be at least equal in quality to the original work, shall be made only by a licensed bonded contractor approved in writing in advance by Landlord, and shall be made only at the time or times approved by Landlord. Any contractor utilized by Tenant shall be subject to Landlord's standard requirements for contractors, as modified from time to time. Landlord may impose reasonable restrictions and requirements with respect to repairs, as provided in Section 7.3, and the provisions of Section 7.4 shall apply to all repairs. Alternatively, Landlord may elect to make any such repair on behalf of Tenant and at Tenant's expense, and Tenant shall promptly reimburse Landlord for all costs incurred upon submission of an invoice.

     SECTION 7.2  LANDLORD'S MAINTENANCE AND REPAIR.

     (a) Subject to Section 7.1 and Article XI, Landlord shall provide service, maintenance and repair with respect to any air conditioning, ventilating or heating equipment which serves the Premises and shall maintain in good repair the roof, foundations, footings, the exterior surfaces of the exterior walls of the Office Building, and the structural, electrical and mechanical systems, except that Tenant, at its expense, shall make all repairs which Landlord deems reasonably necessary as a result of the act or negligence of Tenant, its agents, employees, invitees, subtenants or contractors. Landlord shall have the right to employ or designate any reputable person or firm, including any employee or agent of Landlord or any of Landlord's affiliates or divisions, to perform any service, repair or maintenance function. Landlord need not make any other improvements or repairs, except as specifically required under this Lease, and nothing contained in this Section shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs as provided elsewhere in this Lease. Tenant understands that it shall not make repairs at Landlord's expense or by rental offset. Unless for an emergency, Landlord will provide prior written notice to Tenant.

     (b) Except as provided in Sections 11.1 and 12.1 below, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the Office Building, including repairs to the Premises, nor shall any related activity by Landlord constitute an actual or constructive eviction; provided, however, that in making repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises.

     SECTION 7.3  ALTERATIONS.

     Tenant shall make no alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. If any such improvement requires approval by or notice to the lessor of a superior lease or the holder of a mortgage, no work shall proceed until such approval has been received or such notice has been given. Landlord may impose, as a condition to its consent, any requirements that Landlord, in its discretion, may deem reasonable or desirable, including but not limited to a requirement that all work be covered by a lien and completion bond satisfactory to Landlord and requirements as to the manner, time and contractor for performance of the work. Landlord may require that Tenant enter into an agreement with Landlord for the work to be performed by Landlord's contractor, in which event Tenant shall pay to Landlord, the cost of construction as incurred by Landlord. Should Landlord authorize Tenant to perform the work with a contractor approved by Landlord, Tenant shall obtain all required permits for the work and shall perform the work in `compliance with all applicable laws, regulations and ordinances. of Under no circumstances shall Tenant make any improvement which incorporates asbestos-containing construction materials into the Premises. Any request for Landlord's consent shall be made in writing and shall contain architectural plans describing the work in detail reasonably satisfactory to Landlord. Unless Landlord otherwise agrees in writing, all alterations, additions or improvements affixed to the Premises (excluding moveable trade fixtures and furniture) shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term, except that Landlord may, by notice to Tenant given at the time of Landlord's consent to the alteration or improvement, require Tenant to remove by the Expiration Date or sooner termination date of this Lease all or any alterations, decorations, fixtures, additions, improvements and the like installed either by Tenant or by Landlord at Tenant's request, and to repair any damage to the Premises arising from that removal. Landlord may require Tenant to remove an improvement provided its part of the initial build-out pursuant to Exhibit H, if any, if and only if the improvement is a non-building standard item and Tenant is notified of the requirement prior to the build-out. Within thirty (30) days after completion of Tenant's alterations requiring the submission of plans to Landlord, Tenant shall furnish to Landlord a complete set of "as-built" plans and specifications.

     SECTION 7.4  MECHANIC'S LIENS.

     Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. Upon request by Landlord, Tenant shall promptly cause any such lien to be released by posting a bond in accordance with California Civil Code Section 3143 or any successor statute. In the event that Tenant shall not, within thirty (30) days following the imposition of any lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other available remedies, the right to cause the lien to be released by any means it deems proper, including payment of or defense against the claim giving rise to the lien. All expenses so incurred by Landlord, including Landlord's attorneys' fees, shall be reimbursed by Tenant promptly following Landlord's demand, together with interest from the date of payment by Landlord at the maximum rate permitted by law until paid. Tenant shall give Landlord no less than twenty (20) days prior notice in writing before commencing construction of any kind on the Premises so that Landlord may post and maintain notices of nonresponsibility on the Premises.

     SECTION 7.5  ENTRY AND INSPECTION.

     Landlord shall at all times have the right to enter the Premises to inspect them, to supply services in accordance with this Lease, to protect the interests of Landlord in the Premises, and to submit the Premises to prospective or actual purchasers or encumbrance holders or to prospective tenants, all without being deemed to have caused an eviction of Tenant and without abatement of rent, except as provided elsewhere in this Lease. Landlord shall at all times have and retain a key which unlocks all of the doors in the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord shall not, under any circumstances, be deemed to be a forcible or unlawful entry into or a detainer of the Premises or any eviction of Tenant from the Premises.

     SECTION 7.6  SPACE PLANNING AND SUBSTITUTION.

     Landlord shall have the right, upon providing Tenant sixty (60) days written notice, to move Tenant to other comparable space in the Office Building. The new space shall be the same size as the Premises and provided with comparable improvements. Landlord shall pay all of Tenant's reasonable moving expenses following receipt of invoices from Tenant. If Landlord exercises this right, this Lease shall remain in effect and be deemed applicable to the new space except that the Lease shall be appropriately amended to reflect the new space.

           ARTICLE VIII.  TAXES AND ASSESSMENTS ON TENANT'S PREMISES

     Tenant shall be liable for and shall pay all taxes and assessments levied against all personal property of Tenant located in the Premises. If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, and if Landlord pays the same or if the assessed value of Landlord's property is increased by the inclusion of a value placed upon the personal property of Tenant, and if Landlord pays the taxes based upon the increased assessment, Tenant shall pay to Landlord the taxes so levied against Landlord or the proportion of the taxes resulting from the increase in the assessment. In calculating what portion of any tax bill which is assessed against Landlord separately or Landlord and Tenant Jointly is attributable to Tenant's fixtures and personal property, Landlord's reasonable determination shall be conclusive.

                    ARTICLE IX.  ASSIGNMENT AND SUBLETTING

     SECTION 9.1  RIGHTS OF PARTIES

     (a) Notwithstanding any provision of this Lease to the contrary, Tenant will neither voluntarily nor by operation of law assign, sublet, encumber or otherwise transfer all or any part of Tenant's interest in this Lease or permit the Premises to be occupied by anyone other than Tenant without Landlord's prior written consent, which consent shall not unreasonably be withheld in accordance with the provisions of Section 9.1.(c). No assignment (whether voluntary, involuntary or by operation of law) and no subletting shall be valid or effective without Landlord's prior written consent and at Landlord's election shall constitute a material default of this Lease. Landlord shall not be deemed to have given its consent to any assignment or subletting by any other course of action, including its acceptance of any name for listing in the Office Building directory. To the extent not prohibited by provisions of the Bankruptcy Code 11 U.S.C. Section 101 et seq. (the Bankruptcy Code), including Section 365(f)(1), Tenant, on behalf of itself and its creditors, administrators and assigns, waives the applicability of Section 365(e) of the Bankruptcy Code, unless the proposed assignee of the Trustee for the estate of the bankrupt meets Landlord's standard for consent, as set forth in Section 9.1 (c) of this Lease. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations to be delivered in connection with the assignment, shall be delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of the assignment and shall, upon demand, execute and deliver to Landlord an instrument confirming that assumption.

     (b) If Tenant or any guarantor of Tenant ("Tenant's Guarantor") is a corporation or is an unincorporated association or partnership, the transfer of any stock or interest in the corporation, association or partnership, which results in a change in the voting control of Tenant or Tenant's Guarantor, if any, shall be deemed an assignment within the meaning and provisions of this Article. In addition, any change in the status of the entity, such as but not limited to the withdrawal of a general partner, shall be deemed an assignment within the meaning of this Article.

     This section 9.1(b) will not apply to (i) any change in ownership as a result of any financing within sixty (60) days of the signing of this lease,
(ii) the closing of an underwritten public offering of shares of common stock of the company; and (iii) the merger or consolidation of substantially all of the company in which the shareholders of the company immediately prior to the merger or consolidation hold substantially the same percentage of ownership as after the merger or acquisition.

     (c) If Tenant desires to transfer an interest in this Lease, it shall first notify Landlord of its desire and shall submit in writing to Landlord: (i) the name and address of the proposed transferee; (ii) the nature of any proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of any proposed sublease or assignment; and (iv) any other information requested by Landlord and reasonably related to the transfer. Except as provided in Subsection (d) of this Section, Landlord shall not unreasonably withhold its consent provided: (1) the use of the Premises will be consistent with the provisions of this Lease and with Landlord's commitment to other tenants of the Office Building; (2) fifty percent (50%) of any profit received by the Tenant from the assignment or subletting, whether during or after the Term of this Lease, shall be paid to Landlord when received; (3) at Landlord's election, insurance requirements shall be brought into conformity with Landlord's then current leasing practice; (4) any proposed subtenant or assignee demonstrates that it is financially responsible by submission to Landlord of all reasonable information as Landlord may request concerning the proposed subtenant or assignee, including but not limited to a balance sheet of the proposed subtenant or assignee as of a date within ninety (90) days of the request for Landlord's consent and statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the request for Landlord's consent; (5) any proposed subtenant or assignee demonstrates to Landlord's reasonable satisfaction a record of successful experience in business; (6) the proposed assignee or subtenant is not an existing tenant of the Office Building; and (7) the proposed transfer will not impose additional burdens or adverse tax effects on Landlord. If Landlord consents to the proposed transfer, Tenant may, within ninety (90) days after the date of the consent, effect the transfer upon the terms described in the information furnished to Landlord; provided that any material change in the terms shall be subject to Landlord's consent as set forth in this Section. Landlord shall approve or disapprove any requested transfer within thirty (30) days following receipt of Tenant's written request and the information set forth above.

     (d) Notwithstanding the provisions of Subsection (c) above, in lieu of consenting to a proposed assignment or subletting, Landlord may elect to (i) sublease the

Premises (or the portion proposed to be subleased) or take an assignment of Tenant's interest in this Lease upon the same terms as offered to the proposed subtenant or assignee (excluding terms relating to the purchase of personal property the use of Tenant's name or the continuation of Tenant's business); or
(ii) terminate this Lease as to the portion of the Premises proposed to be subleased or assigned with a proportionate abatement in the rent payable under this Lease, effective on the date that the proposed sublease or assignment would have become effective. Landlord may, thereafter, at its option, assign or re-let any space so recaptured to any third party, including without limitation the proposed transferee of Tenant. Provision for 9.1(d) shall apply only to any additional space to the initial premises.

     (e) Tenant shall pay to Landlord a transfer fee of Five Hundred Dollars ($500.00) if and when any transfer requested by Tenant is approved. In addition, should Landlord or its agents procure for Tenant a subtenant, assignee or new tenant for all or part of the Premises, then Tenant shall pay to Landlord, concurrently with the execution of the conveyancing documents, a leasing fee in an amount to be agreed upon by both Landlord and Tenant.

     SECTION 9.2  EFFECT OF TRANSFER.

     No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all its other obligations under this Lease. Each assignee or subtenant of 100% premises, other than Landlord, shall be deemed to assume all obligations of Tenant under this Lease and shall be liable, jointly and severally, with Tenant for the payment of all rent and for the due performance of all of Tenant's obligations under this Lease. No transfer shall be binding on Landlord unless any document memorializing the transfer is delivered to Landlord and both the assignee/subtenant and Tenant deliver to Landlord an executed consent to transfer instrument prepared by Landlord and consistent with the requirements of this Article. The acceptance by Landlord of any payment due under this Lease from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any transfer. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease.

     SECTION 9.3  SUBLEASE REQUIREMENTS.

     The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be included in each sublease:

     (a) Tenant hereby irrevocably assigns to Landlord all of Tenant's interest in all rentals and income arising from any sublease of the Premises and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default occurs in the performance of Tenant's obligations under this Lease, Tenant shall have the right to receive and collect the sublease rentals. Landlord shall not, by reason of this assignment or the collection of sublease rentals, be deemed liable to the subtenant for the performance of any of Tenant's obligations under the sublease, Tenant hereby irrevocably authorizes and directs any subtenant, upon receipt of a written notice from Landlord stating that an uncured default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord all sums then and thereafter due under the sublease. Tenant agrees that the subtenant may rely on that notice without any duty of further inquiry and notwithstanding any notice or claim by Tenant to the contrary. Tenant shall have no right or claim against the subtenant or Landlord for any rentals so paid to Landlord.

     (b) In the event of the termination of this Lease, Landlord may, at its sole option, take over Tenant's entire interest in any sublease and, upon notice from Landlord, the subtenant shall attorn to Landlord. In no event, however, shall Landlord be liable for any previous act or omission by Tenant under the sublease or for the return of any advance rental payments or deposits under the sublease that have not been actually delivered to Landlord, nor shall Landlord be bound by any sublease modification executed without Landlord's consent or for any advance rental payment by the subtenant in excess of one month's rent. The general provisions of this Lease, including without limitation those pertaining to insurance and indemnification, shall be deemed incorporated by reference into the sublease despite the termination of this Lease.

     (c) Tenant agrees that Landlord may, at its sole option, authorize a subtenant of the Premises to cure a default by Tenant under this Lease. Should Landlord accept such cure, the subtenant shall have a right of reimbursement and offset from and against Tenant under the applicable sublease.

                      ARTICLE X.  INSURANCE AND INDEMNITY

     SECTION 10.1  TENANT'S INSURANCE.

     Tenant, at its sole cost and expense, shall provide and maintain in effect the insurance described in Exhibit D. Evidence of that insurance must be delivered to Landlord prior to the Commencement Date.

     SECTION 10.2  LANDLORD'S INSURANCE.

     Landlord may, at its election, provide any or all of the following types of insurance with or without deductible and in amounts and coverages as may be determined by Landlord in its discretion: all risk property insurance subject to standard exclusions covering the Office Building, and such other risks as Landlord or its mortgagees may from time to time deem appropriate, including leasehold improvements made by Landlord and comprehensive public liability coverage. Landlord shall not be required to carry insurance of any kind on Tenant's property, including leasehold improvements, trade fixtures, furnishings, equipment plate glass, signs and all other items of personal property, and shall not be obligated to repair or replace that property should damage occur. All proceeds of insurance maintained by Landlord upon the Office Building shall be the property of Landlord, whether or not Landlord is obligated to or elects to make any repairs.

     SECTION 10.3  TENANT'S INDEMNITY.

     To the fullest extent permitted by law, Tenant shall defend, indemnify and hold harmless Landlord, its agents and any and all affiliates of Landlord, including without limitation any corporations or other entities controlling, controlled by or under common control with Landlord, from and against any and all claims, liabilities, costs or expenses arising either before or after the Commencement Date from Tenant's use or occupancy of the Premises, the Office Building or the Common Facilities, or from the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant or its agents, employees, invitees or licensees in or about the Premises, the office Building or the Common Facilities, or from any default in the performance of any obligation on Tenant's part to be performed under this Lease, or from any act or negligence of Tenant or its agents, employees, visitors, patrons, guests, invitees or licensees. Landlord may, at its option, require Tenant to assume Landlord's defense in any action covered by this Section through legal counsel satisfactory to Landlord in its reasonable discretion.

     SECTION 10.4  LANDLORD'S NONLIABILITY.

     Landlord shall not be liable to Tenant, its employees, agents and invitees, and Tenant hereby assumes the risk of and waives all claims against Landlord for loss of or damage to any property or any injury to any person or loss or interruption of business or income resulting from, but not limited, to fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, electrical works, heating and ventilation systems, mechanical equipment , lighting or other fixtures in the Office Building whether the damage or injury results from conditions arising in the Premises or in other portions of the Office Building. It is understood that any such condition may require the temporary evacuation or closure of all or a portion of the Office Building. Neither Landlord nor its agents shall be liable for interference with light or other similar intangible interests. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Property or the Premises shall be limited to the interest of Landlord in the Office Building and the rental proceeds thereof and Tenant agrees to look solely to Landlord's interest in the Property for the recovery of judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. Under no circumstances shall Landlord ever be liable for consequential or punitive damages, including damages for lost profits or for business interruption.

                      ARTICLE XI.  DAMAGE OR DESTRUCTION

     SECTION 11.1  RESTORATION.

     (a) If the Office Building of which the Premises are a part is damaged, Landlord shall repair that damage as soon as reasonably possible at its expense unless: (i) the damage is not covered by Landlord's fire and extended coverage insurance; or (ii) Landlord reasonably determines that the cost of repair would exceed twenty-five percent (25%) of the full replacement cost of the Office Building (Replacement Cost); or (iii) Landlord reasonably determines that the cost a repair would exceed ten percent (10%) of the Replacement Cost and the damage occurs during the final twelve (12) months of the Term. Should Landlord elect not to repair the damage for one of the preceding reasons, Landlord shall so notify Tenant in writing within sixty (60) days after the damage occurs, and this Lease shall terminate as of the date of notice;

     (b) Unless Landlord elects to terminate this Lease in accordance with subsection (a) above, this Lease shall continue in effect for the remainder of the Term; provided that if the damage is so extensive as to reasonably prevent Tenant's substantial use and enjoyment of the Premises for more than nine (9) months, then Tenant may elect to terminate this Lease by written notice to Landlord within the sixty-(60)-day period stated in subsection (a).

     (c) Commencing on the date of any damage to the Office Building and ending on the sooner of the date the damage is repaired or the date this Lease is terminated, the rental to be paid under this Lease shall be abated in the same proportion that the floor area of the Premises that is rendered unusable by the damage from time to time bears to the total floor area of the Premises.

     (d) Notwithstanding the provisions of subsections (a) (b) and (c) of this Section, the cost of any repairs shall be borne by Tenant and Tenant shall not be entitled to rental abatement or termination rights if the damage is due to the fault or neglect of Tenant or its employees, subtenants, invitees or representatives. In addition, the provisions of this Section shall not be deemed to require Landlord to repair any improvements or fixtures that Tenant is obligated to repair or insure pursuant to any other provision of this Lease.

     SECTION 11.2  LEASE GOVERNS.

     Tenant agrees that the provisions of this Lease, including without limitation Section 11.1, shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law. Tenant irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932(2), 1933(4) and 1942 as the same may be modified or replaced hereafter.

                         ARTICLE XII.  EMINENT DOMAIN

     SECTION 12.1  TOTAL OR PARTIAL TAKING.

     If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain or sold to prevent a taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to the authority. In the event title to a portion of the Office Building, other than the Premises, is taken or sold in lieu of taking, and if Landlord elects to restore the Office Building in such a way as to alter the Premises materially, either party may terminate this Lease by written notice to the other party effective on the date of vesting of title. In the event neither party has elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of a sufficient condemnation award, proceed to restore the Premises to substantially their condition prior to the taking and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which and to the part of the Premises of which Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of the condemnation award without deduction for any estate or interest of Tenant; provided that nothing in this Section shall be deemed to give Landlord any interest in or prevent Tenant from seeking any award against the taking authority for the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority.

     SECTION 12.2  TEMPORARY TAKING.

     No temporary taking of the Premises shall terminate this Lease or give Tenant any right to abatement of rent, and any award specifically attributable to a temporary taking of the Premises shall belong entirely to Tenant. A temporary taking shall be deemed to be a taking of the use or occupancy of the Premises for a period not to exceed ninety (90) days.

              ARTICLE XIII.  SUBORDINATION; ESTOPPEL CERTIFICATE

     SECTION 13.1  SUBORDINATION SECTION

     (a) At the option of Landlord this Lease shall be either superior or subordinate to all ground or underlying leases, mortgages and deeds of trust, if any, which may hereafter affect the Office Building, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided that so long as Tenant is not in default under this Lease, this Lease shall not be terminated or Tenant's quiet enjoyment of the Premises disturbed in the event of termination of any such ground or underlying lease or the foreclosure of any such mortgage or deed of trust to which Tenant has subordinated this Lease pursuant to this Section. In the event of a termination or foreclosure, Tenant shall become a tenant of and attorn to the successor-in-interest to Landlord upon the same terms and conditions as are contained in this Lease and shall execute any instrument reasonably required by Landlord's successor for that purpose. Tenant shall also, upon written request of Landlord, execute and deliver all instruments as may be required from time to time to subordinate the rights of Tenant under this Lease to any ground or underlying lease or to the lien of any mortgage or deed of trust or, if requested by Landlord, to subordinate in whole or in part any ground or underlying lease or the lien of any mortgage or deed of trust to this Lease.

     (b) Failure of Tenant to execute any statements or instruments necessary or desirable to effectuate the provisions of this Article within ten (10) days after written request by Landlord, in any form that Landlord may reasonably require (including one substantially in the form of Exhibit F hereto), shall constitute a material default under this Lease. In that event, Landlord, in addition to any other rights or remedies it might have, shall have the right by written notice to Tenant to terminate this Lease as of a date not less than twenty (20) days after the date of Landlord's notice. Landlord's election to terminate shall not relieve Tenant of any liability for its default.

     SECTION 13.2  ESTOPPEL CERTIFICATE

     (a) Tenant shall, at any time upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord, in any form that Landlord may reasonably require, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if modified stating the nature of the modification and certifying that this Lease as modified is in full force and effect), and the dates to which the rental, additional rent and other charges have been paid in advance, if any; and (ii) acknowledging that to Tenant's knowledge there are no uncured defaults on the part of Landlord or specifying each default, if any are claimed; and (iii) setting forth all further information that Landlord may reasonably require. Tenant's statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Office Building.

     (b) Tenant's failure to deliver any estoppel statement within the provided time shall constitute a default under this Lease and shall be conclusive upon Tenant that (i) this Lease is in full force and effect without modification, except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance; and (iii) not more than one month's rental has been paid in advance.

                      ARTICLE XIV.  DEFAULTS AND REMEDIES

     SECTION 14.1  TENANT'S DEFAULTS.

     In addition to any other event of default set forth in this Lease. the occurrence of any one or more of the following events shall constitute a default by Tenant:

     (a) The failure by Tenant to make any payment of rent or additional rent required to be made by Tenant, as and when due. For purposes of these default and remedy provisions, the term additional rent shall be deemed to include all amounts of any type whatsoever other than Basic Rent to be paid by Tenant pursuant to the terms of this Lease.

     (b) Assignment, sublease, encumbrance or other transfer of the Lease by Tenant, either voluntarily or by operation of law, whether by judgment, execution, transfer by intestacy or testacy, or other means without the prior written consent of Landlord.

     (c) The discovery by Landlord that any financial statement provided by Tenant or by any affiliate, successor or guarantor of Tenant was materially false.

     (d) The failure or inability by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in any other subsection of this Section, where the failure continues for a period of thirty (30) days after written notice from Landlord to Tenant; provided, however, that any such notice shall be in lieu of and not in addition to any notice required under California Code of Civil Procedure Sections 1161 and 1161(a), as amended. However, if the nature of the failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences the cure within thirty (30) days and thereafter diligently pursues the cure to completion.

     (e) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a Chapter 7 debtor under the Bankruptcy Code or to have debts discharged or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty [60] days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, if possession is not restored to Tenant within thirty (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where the seizure is not discharged within thirty (30) days; or (v) Tenant's convening of a meeting of its creditors for the purpose of effecting a moratorium upon or composition of its debts. Landlord shall not be deemed to have knowledge of any event described in this subsection unless notification in writing is received by Landlord, nor shall there be any presumption attributable to Landlord of Tenant's insolvency. In the event that any provision of this subsection is contrary to applicable law, the provision shall be of no force or effect.

     (f) The Tenant's failure to take possession of the Premises or to occupy same within sixty days after the Commencement Date.

     SECTION 14.2  LANDLORD'S REMEDIES.

     (a) In the event of any default by Tenant or in the event of the abandonment of the Premises by Tenant, then, in addition to any other remedies available to Landlord, Landlord may exercise the following remedies:

         (i) Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Such termination shall not affect any accrued obligations of Tenant under this Lease. Upon termination, Landlord shall have the right to reenter the Premises and remove all persons and property. Landlord shall also be entitled to recover from
Tenant:

              (1) The worth at the time of award of the unpaid rent and additional rent which had been earned at the time of termination;

              (2) The worth at the time of award of the amount by which the unpaid rent and additional rent, which would have been earned after termination until the time of award, exceeds the amount of such loss that Tenant proves could have been reasonably avoided;

              (3) The worth at the time of award of the amount by which the unpaid rent and additional rent for the balance of the Term after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided;

              (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result from Tenant's default, including but not limited to the cost of recovering possession of the Premises, commissions and other expenses of reletting, including necessary repair, renovation, improvement and alteration of the Premises for a new tenant, the unamortized portion of any tenant improvements and brokerage commission funded by Landlord in connection with this Lease, the value of any free rent or other rental and monetary concessions made or extended for or on behalf of Tenant (including, without limitation, moving allowances and lease termination payments), reasonable attorneys' fees and any other reasonable costs; and

              (5) At Landlord's election all other amounts in addition to or in lieu of the foregoing as may be permitted by law. The term rent, as used in this Lease, shall be deemed to mean the Basic Rent and all other sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease. Any sum other than Basic Rent shall be computed on the basis of the average monthly amount accruing during the twenty-four (24) month period immediately prior to default, except that if it becomes necessary to compute such rental before the twenty-four (24) month period has occurred, then the computation shall be on the basis of the average monthly amount during the shorter period. As used in subparagraphs (1) and (2) above, the worth at the time of award shall be computed by allowing interest at the rate of ten percent (10%) per annum. As used in subparagraph (3) above, the worth at the time of award shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (ii) Landlord may elect not to terminate Tenant's right to possession of the Premises in which event Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all rent as it becomes due. Efforts by the Landlord to maintain, preserve or relet the Premises, or the appointment of a receiver to protect the Landlord's interests under this Lease, shall not constitute a termination of the Tenant's right to possession of the Premises. In the event that Landlord elects to avail itself of the remedy provided by this subsection (ii), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease.

     (f) Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by Tenant unless and until the default is cured by Tenant. The various rights and remedies reserved to Landlord in this Lease or otherwise shall be cumulative and, except as otherwise provided by California law, Landlord may pursue any or all of its rights and remedies at the same time.

     (g) No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any default by Tenant, except as provided herein. The acceptance by Landlord of rent shall not be a (i) waiver of any preceding breach or default by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent accepted regardless of Landlord's knowledge of the preceding breach or default at the time of acceptance of rent; or (ii) a waiver of Landlord's right to exercise any remedy available to Landlord by virtue of the breach or default. The acceptance of any payment from a debtor-in-possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate, shall not waive or cure a default under Section 14.1. No payment by Tenant or receipt by Landlord of a lesser amount than the rent required by this Lease shall be deemed to be other than a partial payment on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Landlord shall accept the check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy available to it. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease and the delivery of the keys to any employee shall not operate as a termination of the Lease or a surrender of the Premises.

     SECTION 14.3  LATE PAYMENTS

     (a) Any rent due under this Lease that is not paid to Landlord within five
(5) days of the date when due shall bear interest at the maximum rate permitted by law from the date due until fully paid. The payment of interest shall not cure any default by Tenant under this Lease. In addition, Tenant acknowledges that the late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Those costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any ground lease mortgage or trust deed covering the Premises. Accordingly, if any rent due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after the date due, then Tenant shall pay to Landlord, in addition to the interest provided above, a late charge in an amount equal to ten percent (10%) of each delinquent payment. Acceptance of a late charge by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount nor shall it prevent Landlord from exercising any of its other rights and remedies.

     Should Tenant deliver to Landlord, at any time during the Term, two (2) or more insufficient checks, the Landlord may require that all monies then and thereafter due from Tenant be paid to Landlord by cashier's check.

     SECTION 14.4  RIGHT OF LANDLORD TO PERFORM.

     All covenants and agreements to be performed by Tenant under this Lease shall be performed at Tenant's sole cost and expense and without any abatement of rent or right of set-off. If Tenant fails to pay any sum of money other than rent or fails to perform any other act on its part to be performed under this Lease, and the failure continues beyond any applicable grace period set forth in
Section 14.1, then, in addition to any other available remedies, Landlord may, at its election, make the payment or perform the other act on Tenant's part. Landlord's election to make the payment or perform the act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. Tenant shall promptly, upon demand by Landlord, reimburse Landlord for all sums paid by Landlord and all necessary incidental costs together with interest at the maximum rate permitted by law from the date of the payment by Landlord. Landlord shall have the same rights and remedies if Tenant fails to pay those amounts as Landlord would have in the event of a default by Tenant in the payment of rent.

     SECTION 14.5  DEFAULT BY LANDLORD.

     Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform the obligation within thirty (30) days after written notice by Tenant to Landlord specifying in reasonable detail the nature and extent of the failure; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it commences performance within the thirty-(30)-day period and thereafter diligently pursues the cure to completion. The directors, officers, shareholders and employees of Landlord shall not be personally liable for any claim or judgment against Landlord under any circumstances. If Landlord is in default under this Lease, then Tenant shall seek only a money judgment against Landlord and shall not attempt to seize or attach any asset of Landlord except as otherwise provided herein. If Tenant recovers a money judgment against Landlord, then such judgment shall be satisfied only out of the proceeds of the sale received on execution of the judgment levied against the right, title and interest of the Landlord in the Building or out of rent or other income from the Building received or to be received by the Landlord. Tenant shall not attempt to satisfy any such judgment from any other asset of Landlord under any circumstances. Tenant acknowledges that this limitation on Landlord's liability has been separately bargained for and that Landlord would not enter into this Lease in the absence of this provision.

     SECTION 14.6  EXPENSES AND LEGAL FEES.

     Should either Landlord or Tenant bring any action in connection with this Lease, the prevailing party shall be entitled to recover, as a part of the action, its reasonable attorneys' fees and all other costs. The prevailing party, for the purpose of this paragraph, shall be determined by the trier of the facts.

     SECTION 14.7  WAIVER OF JURY TRIAL.

     LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE.

                           ARTICLE XV.  END OF TERM

     SECTION 15.1  HOLDING OVER.

     This Lease shall terminate without further notice upon the expiration of the Term, and any holding over by Tenant after the expiration shall not constitute a renewal or extension of this Lease or give Tenant any rights under this Lease, except when in writing signed by both parties. If Tenant holds over for any period after the expiration (or earlier termination) of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only commencing on the first (1st) day following the termination of this Lease and subject to all of the terms of this Lease, except that the monthly rental shall be the greater of (a) one hundred twenty-five percent (125%) of the total monthly rental for the month immediately preceding the date of termination, or
(b) the then currently scheduled rent for comparable space in the Office Building. If Tenant fails to surrender the Premises upon the expiration of this Lease, despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation any
claims made by any succeeding tenant relating   to such failure to surrender.
Acceptance by Landlord of rent after the termination shall not constitute a consent to a holdover or result in a renewal of this Lease. The foregoing provisions of this Section are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord under this Lease or at law.

     SECTION 15.2  MERGER ON TERMINATION.

     The voluntary or other surrender of this Lease by Tenant or a mutual termination of this Lease shall terminate any or all existing subleases unless Landlord, at its option, elects in writing to treat the surrender or termination as an assignment to it of any or all subleases affecting the Premises.

     SECTION 15.3  SURRENDER OF PREMISES; REMOVAL OF PROPERTY.

     Upon the Expiration Date or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all personal property and debris, except for any items that Landlord may by written authorization allow to remain. Tenant shall repair all damage to the Premises resulting from the removal, which repair shall include the patching and filling of holes and repair of structural damage, provided that Landlord may instead elect to repair any structural damage at Tenant's expense. If Tenant shall fail to comply with the provisions of this Section, Landlord may effect the removal and/or make any repairs, and the cost to Landlord shall be additional rent payable by Tenant upon demand. If requested by

Landlord, Tenant shall execute, acknowledge and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in the Premises.

                      ARTICLE XVI.  PAYMENTS AND NOTICES

     All sums payable by Tenant to Landlord shall be paid without deduction or offset in lawful money of the United States to Landlord at its address set forth in Item 12 of the Basic Lease Provisions or at any other place as Landlord may designate in writing. Unless this Lease expressly provides otherwise, as for example in the payment of rent pursuant to Section 4.1, all payments shall be due and payable within five (5) days after demand. All payments requiring proration shall be prorated on the basis of a thirty-(30)-day month and a three hundred sixty(360)-day year. Any notice, election, demand, consent, approval, or other communication to be given or other document to be delivered by either party to the other may be delivered in person or by courier to the other party or may be deposited in the United States mail, duly registered or certified postage prepaid return receipt requested, and addressed to the other party at the address set forth in Item 12 of the Basic Lease Provisions, or if to Tenant at that address or from and after the Commencement Date at the Premises (whether or not Tenant has departed from, abandoned or vacated the Premises). Either party may, by written notice to the other served in the manner provided in this Article, designate a different address. If any notice or other document is sent by mail it shall be deemed served or delivered twenty-four (24) hours after mailing. If more than one person or entity is named as Tenant under this Lease service of any notice upon any one of them shall be deemed as service upon all of them.

                     ARTICLE XVII.  RULES AND REGULATIONS

     Tenant agrees to observe faithfully and comply strictly with the Rules and Regulations, attached as Exhibit H, and any reasonable and nondiscriminatory amendments, modifications and/or additions as may be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order or cleanliness of the Premises, Office Building, and Common Facilities. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or the breach of any covenant or condition in any lease by any other tenant. One or more waivers by Landlord of any breach of the Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. Tenant's failure to keep and observe the Rules and Regulations shall constitute a default under this Lease. In the case of any conflict between the Rules and Regulations and this Lease, this Lease shall be controlling.

                      ARTICLE XVIII.  BROKER'S COMMISSION

     The parties recognize as the broker(s) who negotiated this Lease the firm(s), if any, whose name(s) is (are) stated in Item 10 of the Basic Lease Provisions and agree that Landlord shall be responsible for the payment of brokerage commissions to those broker(s). Tenant warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease and Tenant agrees to indemnify and hold Landlord harmless from any cost expense or liability (including reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by Tenant in connection with the negotiation of this Lease, The foregoing agreement shall survive the termination of this lease.

                 ARTICLE XIX.  TRANSFER OF LANDLORD'S INTEREST

     In the event of any transfer of Landlord's Interest in the Premises, the transferor shall be automatically relieved of all obligations on the part of Landlord accruing under this Lease from and after the date of the transfer, provided that any funds held by the transferor, in which Tenant has an interest, shall be turned over, subject to that interest to the transferee, and Tenant is notified of the transfer as required by law. No holder of a mortgage and/or deed of trust to which this Lease is or may be subordinate, and no landlord under a so-called sale-leaseback, shall be responsible in connection with the Security Deposit unless the mortgagee or holder of the deed of trust or the landlord actually receives the Security Deposit. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall subject to the foregoing, be binding on Landlord, its successors and assigns only during and in respect to their respective successive periods of ownership.

                          ARTICLE XX.  INTERPRETATION

     SECTION 20.1  GENDER AND NUMBER.

     Whenever the context of this Lease requires, the words "Landlord" and "Tenant" shall include the plural as well as the singular, and words used in neuter, masculine or feminine genders shall include the others.

     SECTION 20.2  HEADINGS.

     The captions and headings of the articles and sections of this Lease are for convenience only are not a part of this Lease and shall have no effect upon its construction or interpretation.

     SECTION 20.3  JOINT AND SEVERAL LIABILITY.

     If more than one person or entity is named as Tenant, the obligations imposed upon each shall be joint and several, and the act of or notice from or notice or refund to or the signature of any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including but not limited to any renewal extension, termination or modification of this Lease.

     SECTION 20.4  SUCCESSORS.

     Subject to Articles IX and XIX, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section is intended or shall be construed to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.

     SECTION 20.5  TIME OF ESSENCE.

     Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor,

     SECTION 20.6  CONTROLLING LAW.

     This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

     SECTION 20.7  SEVERABILITY.

     If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each term. and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 20.8  WAIVER AND CUMULATIVE REMEDIES.

     One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party's consent to any subsequent act. No breach by Tenant of this Lease shall be deemed to have been waived by Landlord unless the waiver is in a writing signed by Landlord. The rights and remedies of Landlord under this Lease shall be cumulative and in addition to any and all other rights and remedies which Landlord may have.

     SECTION 20.9  INABILITY TO PERFORM.

     In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of rent or from the timely performance of any other obligation under this Lease within Tenant's reasonable control.

     SECTION 20.10  ENTIRE AGREEMENT.

     This Lease, and its exhibits and other attachments, cover in full each and every agreement of every kind between the parties concerning the Premises, the Office Building,, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant waives its rights to rely on any representations or promises made by Landlord or others which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law or custom to the contrary notwithstanding.

     SECTION 20.11  QUIET ENJOYMENT.

     Upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed and subject to the other provisions of this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord.

     SECTION 20.12  SURVIVAL.

     All covenants of Landlord or Tenant which reasonably would be intended to survive the expiration or sooner termination of this Lease, including without limitation any warranty or indemnity hereunder, shall so survive and continue to be binding upon and inure to the benefit of the respective parties and their successors and assigns.

                     ARTICLE XXI.  EXECUTION AND RECORDING

     SECTION 21.1  COUNTERPARTS.

     This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

     SECTION 21.2  CORPORATE AND PARTNERSHIP AUTHORITY.

     If Tenant is a corporation or partnership, each individual executing this Lease on behalf of the corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation or partnership and that this Lease is binding upon the corporation or partnership in accordance with its terms. Tenant shall at Landlord's request, deliver a certified copy of its board of directors' resolution or partnership agreement or certificate authorizing or evidencing the execution of this Lease.

     SECTION 21.3  EXECUTION OF LEASE; NO OPTION OR OFFER.

     The submission of this Lease to Tenant shall be for examination purposes only and shall not constitute an offer to or option for Tenant to lease the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any time interval until Landlord has, in fact, executed and delivered this Lease to Tenant, it being intended that this Lease shall only become effective upon execution by Landlord and delivery of a fully executed counterpart to Tenant.

     SECTION 21.4  RECORDING SECTION.

     Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a short form memorandum of this Lease for recording purposes.

     SECTION 21.5  AMENDMENTS.

     No amendment or termination of this Lease shall be effective unless in writing signed by authorized signatories of Tenant and Landlord, or by their respective successors-in-interest. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to modify this Lease in any respect.

                         ARTICLE XXII.  MISCELLANEOUS

     SECTION 22.1  NONDISCLOSURE OF LEASE TERMS.

     Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it and its partners, officers, directors, employees and attorneys shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any other tenant or apparent prospective tenant of the Office Building, either directly or indirectly, without the prior written consent of Landlord;

provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease, unless or required by public agency.

     SECTION 22.2  REPRESENTATIONS BY TENANT.

     The application, financial statements, and tax returns, if any, submitted and certified to by Tenant as an accurate representation of its financial condition have been prepared, certified and submitted to Landlord as an inducement and consideration to Landlord to enter into this Lease. The application and statements are represented and warranted by Tenant to be correct and to accurately and fully reflect Tenant's true financial condition as of the date of execution of this Lease by Tenant. Tenant shall, during the Term, promptly furnish Landlord with annual financial statements reflecting Tenant's financial condition upon written request from Landlord.

     SECTION 22.3  CHANGES REQUESTED BY LENDER.

     If, in connection with obtaining financing for the Office Building, the lender shall request reasonable modifications in this Lease as a condition to the financing, Tenant will not unreasonably withhold or delay its consent, provided that the modifications do not materially increase the obligations of Tenant or materially and adversely affect the leasehold interest created by this Lease.

     SECTION 22.4  MORTGAGEE PROTECTION.

     No act or failure to act on the part of Landlord, which would otherwise entitle Tenant to be relieved of its obligations hereunder or to terminate this Lease, shall result in such a release or termination, unless (a) Tenant has given notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Office Building whose address has been furnished to Tenant, and (b) such beneficiary is afforded a reasonable opportunity to cure the default by Landlord, including, if necessary, to effect the cure time to obtain possession of the Office Building by power of sale or judicial foreclosure, provided that such foreclosure remedy is diligently pursued.

     SECTION 22.5  COVENANTS AND CONDITIONS.

     All of the provisions of this Lease shall be construed to be conditions as well as covenants as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

     SECTION 22.6  TENANT SERVICES.

     In the event certain tenant services, including without limitation child care services, health club facilities, valet parking and concierge services are made available to tenants of the Office Building by a concessionaire under contract to Landlord or by a tenant under lease with Landlord (collectively, "Provider"), then Tenant acknowledges and agrees that Landlord shall not be deemed to have made any representation regarding the availability, quality or reliability of such service and Tenant shall have no recourse or claim against Landlord whether by abatement of rent or otherwise for any default or liability on the part of the Provider in furnishing the service.

     CONDITIONS TO LANDLORD'S OBLIGATIONS

     LANDLORD'S OBLIGATIONS UNDER THIS LEASE ARE EXPRESSLY CONTINGENT UPON THE COMPLETE EXECUTION OF A LEASE TERMINATION AGREEMENT WITH THE EXISTING TENANT OCCUPYING THE PREMISES, SANWA BANK, ON TERMS AND CONDITIONS ACCEPTABLE TO LANDLORD ON OR BEFORE MONDAY, SEPTEMBER 8,1997 AT 5.00 PM PACIFIC TIME. IF SUCH LEASE TERMINATION AGREEMENT HAS NOT BEEN SO EXECUTED BY SUCH DATE, THEN LANDLORD SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE AGREEMENT BY WRITTEN NOTICE GIVEN TO TENANT ON OR BEFORE TUESDAY, SEPTEMBER 9,1997 AT 5:00 PM PACIFIC TIME, IN WHICH EVENT THIS LEASE AGREEMENT SHALL BE TERMINATED AND OF NO FURTHER FORCE OR EFFECT.

     CONDITIONS TO TENANT'S OBLIGATIONS

     TENANT'S OBLIGATIONS UNDER THIS LEASE ARE EXPRESSLY CONTINGENT UPON THE COMPLETE EXECUTION OF A LEASE TERMINATION AGREEMENT OF TENANT'S PRESENT LEASE ON TERMS AND CONDITIONS ACCEPTABLE TO TENANT ON OR BEFORE WEDNESDAY, SEPTEMBER 10, 1997 AT 5:00 PM PACIFIC TIME. IF SUCH LEASE TERMINATION AGREEMENT HAS NOT BEEN SO EXECUTED BY SUCH DATE, THEN TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE AGREEMENT BY WRITTEN NOTICE GIVEN TO LANDLORD ON OR BEFORE THURSDAY, SEPTEMBER 11, 1997 AT 5:00 PM PACIFIC TIME, IN WHICH EVENT THIS LEASE AGREEMENT SHALL BE TERMINATED AND OF NO FURTHER FORCE OR EFFECT.

LANDLORD:                          TENANT:
300 Montgomery Associates          Xaos Tools, Inc.
a California partnership           a California corporation


By:  /s/ Goodwin Gaw               By:   /s/ Robert L. Batty
     ---------------                     -------------------

Its:  Goodwin Gaw                  Its:  Robert L. Batty
      --------------                     -------------------

Date:                              Date: President
     ---------------                     ----------------

                                   EXHIBIT A


                           [diagram of leased space]










                                  EXHIBIT A-1

                                   EXHIBIT B


                    UTILITIES AND SERVICES FOR THE BUILDING
                        ATTACHED TO AND MADE A PART OF
                                  THIS LEASE

     The following standards for utilities and services shall be in effect at the Office Building. Landlord reserves the right to adopt nondiscriminatory modifications and additions to these standards. In the case of any conflict between these standards and the Lease, the Lease shall be controlling. Subject to all of the provisions of the Lease, including but not limited to the restrictions contained in Section 6.1, the following shall apply:

     1. Landlord shall furnish to the Premises during the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, generally recognized national holidays and Sundays excepted, reasonable air conditioning, heating and ventilation services. Subject to the provisions set forth below, Landlord shall also furnish the Office Building with elevator service (if applicable), reasonable amounts of electric current for normal lighting by Landlord's standard, overhead fluorescent and incandescent fixtures and for fractional horsepower office machines, and water for lavatory and drinking purposes. Tenant will not without the prior written consent of Landlord, consume electricity in the Premises at a level in excess of 5 watts per square foot or otherwise increase the amount of electricity, gas or water usually furnished or supplied for use of the Premises as general office space; nor shall Tenant connect any apparatus machine or device with water pipes or electric current (except through existing electrical outlets in the Premises) for the purpose of using electric current or water. This paragraph shall, at all times, be subject to applicable governmental regulations.

     2. Upon written request from Tenant delivered to Landlord at least 72 hours prior to the period for which service is requested, but during normal business hours, Landlord will provide any of the foregoing building services to Tenant at such times when such services are not otherwise available. Tenant agrees to pay Landlord for those after-hour services at rates that Landlord may establish from time to time. In addition, Landlord may impose a reasonable charge for any excessive use of any utilities or services or for any substantial recurrent use of the Premises at any time other than generally recognized business hours of generally recognized business days. If Tenant requires electric current in excess of that which Landlord is obligated to furnish under this Exhibit B, Tenant shall first obtain the consent of Landlord and Landlord may cause an electric current meter to be installed in the Premises to measure the amount of electric current consumed. The cost of installation, maintenance and repair of the meter shall be paid for by Tenant and Tenant shall reimburse Landlord promptly upon demand for all electric current consumed for any special power use as shown by the meter. The reimbursement shall be at the rates charged for electrical power by the local public utility furnishing the current plus any additional expense incurred in keeping account of the electric current consumed.


                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT B-1

     3. If any lights, machines or equipment (including without limitation electronic data processing machines) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system or generate substantially more heat in the Premises than would be generated by the building standard lights and usual fractional horsepower office equipment Landlord shall have the right, at its election, to install or modify any machinery and equipment to the extent Landlord reasonably deems necessary to restore temperature balance. The cost of installation and any additional cost of operation and maintenance shall be paid by Tenant to Landlord promptly upon demand.

     4. Landlord shall furnish water for personal hygiene, and lavatory purposes only. If Tenant requires or uses water for any purposes in addition to ordinary cleaning and lavatory purposes, Landlord may, in its discretion, install a water meter to measure Tenant's water consumption. Tenant shall pay Landlord for the cost of the meter and the cost of its installation and for consumption throughout the duration of Tenant's occupancy. Tenant shall keep the meter and installed equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause the meter to be replaced or repaired at Tenant's expense. Tenant agrees to pay for water consumed as shown on the meter and when bills are rendered, and on Tenant's default in making that payment, Landlord may pay the charges on behalf of Tenant. Any costs or expenses or payments made by Landlord for any of the reasons or purposes stated above shall be deemed to be additional rent payable by Tenant to Landlord upon demand.

     5. In the event that any utility service to the Premises is separately metered or billed to Tenant, Tenant shall pay all charges for that utility service to the Premises and the cost of furnishing the utility to tenant suites shall be excluded from the Operating Expenses as to which reimbursement from Tenant is required in the Lease. If any utility charges are not paid when due Landlord may pay them, and any amounts paid by Landlord shall immediately become due to Landlord from Tenant as additional rent. If Landlord elects to furnish any utility service to the Premises, Tenant shall purchase its requirements of that utility from Landlord as long as the rates charged by Landlord do not exceed those which Tenant would be required to pay if the utility service were furnished it directly by a public utility.

     6. Landlord shall provide janitorial services Monday through Friday, generally recognized national holidays excepted equivalent to that furnished in comparable office buildings and window washing as reasonably required; provided, however, that Tenant shall pay for any additional or unusual janitorial services required by reason of any nonstandard improvements in this.

Premises, including without limitation wall coverings and floor coverings installed by or for Tenant or by reason of any use of Premises other than exclusively as offices. The cleaning services provided by Landlord shall also exclude refrigerators, eating utensils (plates, drinking containers, and silverware) and interior glass partitions. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that they exceed the refuse and rubbish usually attendant with general office usage. Landlord




                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT B-2
shall not be responsible for any disposal of Tenant's equipment/furniture of any condition.

     7. Tenant shall have access to the Office Building 24 hours per day 7 days per week 52 weeks per year; provided that Landlord may install access control systems as it deems advisable for the Office Building. Such systems may, but need not, include full or part-time lobby supervision, the use of a sign-in/sign-out log, a card identification access system, building parking and access pass system, closing hours procedures, access control stations, fire stairwell exit door alarm system, electronic guard system, mobile paging system, elevator control system, or any other access controls, In the event that Landlord elects to provide any or all of those services, Landlord may discontinue providing them at any time with or without notice. Landlord may impose a reasonable charge for access control cards and/or keys issued to Tenant. Landlord shall have no liability to Tenant for the provision by Landlord of improper access control services for any breakdown in service or for the failure by Landlord to provide access control services. Tenant further acknowledges that Landlord's access systems may be temporarily inoperative during building emergency and system repair periods. Tenant agrees to assume responsibility for compliance by its employees with any regulations established by Landlord with respect to any card key access or any other system of building access as Landlord may establish. Tenant shall be liable to Landlord for any loss or damage resulting from its or its employees use/misuse of any access system.





                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT B-3

                                   EXHIBIT C


                              TENANT'S INSURANCE

     The following standards for Tenant's insurance shall be in effect at the Office Building. Landlord reserves the right to adopt reasonable, nondiscriminatory modifications and additions to those standards. Tenant agrees to obtain and present evidence to Landlord that it has fully complied with the insurance requirements.

     1. Tenant shall, at its sole cost and expense commencing on the date Tenant is given access to the Premises for any purpose and during the entire Term procure, pay for and keep in full force and effect: (i) comprehensive general liability insurance with respect to the Premises and the operations of or on behalf of Tenant in on or about the Premises, including but not limited to personal injury, non-owned automobile, blanket contractual, independent contractors, broad form property damage, fire legal liability, products liability (if a product is sold from the Premises), liquor law liability (if alcoholic beverages are sold served or consumed within the Premises), and cross liability and severability of interest clauses, which policy(ies) shall be written on an occurrence basis and for not less than $1,000,000 combined single limit (with a $50,000 minimum limit on fire legal liability) per occurrence for bodily injury, death and property damage liability, or the current limit of liability carried by Tenant, whichever is greater, and subject to such increases in amounts as Landlord may determine from time to time; (ii) workers compensation insurance coverage as required by law, together with employers liability insurance coverage; (iii) with respect to improvements, alterations and the like required or permitted to be made by Tenant under this Lease builder's all-risk insurance in amounts satisfactory to Landlord; (iv) insurance against fire, vandalism, malicious mischief; and such other additional perils, as may be included in a standard all risk form in general use in San Francisco, California, insuring Tenant's leasehold improvements, trade fixtures, furnishings, equipment and items of personal property of Tenant located in the Premises in an amount equal to not less than ninety percent (90%) of their actual replacement cost (with replacement cost endorsement); and (v) business interruption insurance in amounts satisfactory to Landlord. In no event shall the limits of any policy be considered as limiting the liability of Tenant under this Lease.

     2. All policies of insurance required to be carried by Tenant pursuant to this Exhibit D shall be written by responsible insurance companies authorized to do business in the State of California and with a Best's policyholder rating of not less than "A" subject to final acceptance and approval by Landlord. Any insurance required of Tenant may be furnished by Tenant under any blanket policy carried by it or under a separate policy. A true and exact copy of each paid up policy evidencing the insurance (appropriately authenticated by the insurer), or a certificate of insurance certifying that the policy has been issued, provides the coverage required by this Exhibit C, and contains the required provisions shall be delivered to Landlord prior to the date Tenant is given the right of possession of the Premises. Proper evidence of the renewal of any insurance coverage shall also be delivered to Landlord not less than thirty (30) days prior to the





                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT C-1
expiration of the coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required by this Lease.

     3. Each policy evidencing insurance required to be carried by Tenant, pursuant to this Exhibit C, shall contain the following provisions and/or clauses satisfactory to Landlord: (i) a provision that the policy and the coverage provided shall be primary and that any coverage carried by Landlord shall be noncontributory with respect to any policies carried by Tenant; (ii) a provision including Landlord and any other parties in interest designated by Landlord as an additional insured, except as to workers compensation insurance;
(iii) a waiver by the insurer of any right to subrogation against Landlord, its agents, employees, contractors, and representatives which arises or might arise by reason of any payment under the policy or by reason of any act or omission of Landlord, its agents, employees, contractors or representatives; and (iv) a provision that the insurer will not cancel or change the coverage provided by the policy without first giving Landlord thirty (30) days prior written notice.

     4. In the event that Tenant fails to procure, maintain and/or pay for, at the times and for the durations specified in this Exhibit C, any insurance required by this Exhibit C or fails to carry insurance required by any governmental authority, Landlord may at its election procure that insurance and pay the premiums in which event Tenant shall repay Landlord all sums paid by Landlord, together with interest at the maximum rate permitted by law and any related costs or expenses incurred by Landlord within ten (10) days following Landlord's written demand to Tenant.






                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT C-2

                                   EXHIBIT D


                    RULES AND REGULATIONS FOR THE BUILDING
                        ATTACHED TO AND MADE A PART OF
                                  THIS LEASE

     Except as provided or required by Landlord in accordance with Building standards, no sign, placard, picture, advertisement name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the Building or exterior of the Promises leased to tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant

     2. Except as provided or required by Landlord in accordance with Building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises.

     3. The bulletin board or directory of the Building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to all Tenants.

     4. The sidewalks, halls, passages, exits, enhances, elevators and stairways of the Building shall not be obstructed by Tenants or used by them for any purposes other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the Building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the Building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the Building unless expressly so authorized by Landlord.

     5. Tenants shall not alter any lock nor install any new or additional locks or any bolts on any interior or exterior door of any Premises leased to Tenant.

     6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the Building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, cause such expense.




                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT D-1

     7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the Building or any Premises leased to Tenant. Normal picture hanging excluded.

     8. Furniture, freight or equipment of every kind shall be moved into or out of the Building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight size and position of all equipment to be used by Tenants, other than standard office desks, chairs, and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. Landlord, at its own discretion may require an elevator technician to attend to the move at the sole cost of the Tenant. All damage to the Building or Premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant.

     9. No Tenant shall employ any person, other than the janitor provided by Landlord, for the purpose of cleaning the Premises occupied by such Tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person shall be permitted to enter the Building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of property on the Premises, however occurring, or for any damage to the property of my Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

     10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the Building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the Premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in any way with the other Tenants or persons having business in the Building; or bring or keep or permit to be brought or kept in the Building any animal life form, other than human, except seeing-eye dogs when in the company of their masters.

     11. No cooking shall be done or permitted by Tenants in their respective Premises, nor shall Premises occupied by Tenants be used for storage or merchandise, washing clothes, lodging or any improper, objectionable or immoral purposes.

     12. No Tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of customary office equipment or, without Landlord's prior written approval, use any method of heating or air-conditioning other than the supplied by Landlord. No Tenant shall use or keep or




                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT D-2
permit to be used or keep any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein. Tenant must comply with any government imposed codes and regulations concerning the use or storage of any substances on the Premises.

     13. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to Premises occupied by tenants shall be sub subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment including any telephone and electricity distribution equipment.

     14. Upon termination of occupancy of the Building each Tenant shall deliver to Landlord all keys furnished by Landlord, end any reproductions thereof made by or at the direction of such Tenant and in the event of loss of any keys so furnished shall pay Landlord thereof

     15. No tenant shall affix any floor covering in any manner except as approved by the Landlord. The expense for repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

     16. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the Building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.

     17. On Saturdays, Sundays and legal holidays and between the hours of 6:00 p.m. and 8:00 a.m., access to the Building may be refused unless the person seeking access is known to the person charged with responsibility for the safety and protection of the Building and has a pass or is properly identified. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the Building, its tenants and all property located therein, Landlord may prohibit and prevent access to the Building by all persons by any means Landlord deems appropriate.

     18. Each Tenant shall see that the exterior doors of its Premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 p.m. of each other day. Each tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its Premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the Building.





                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT D-3

     19. Landlord may exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     20. The requirements of Tenants will be attended to only upon application to Landlord at the office of the Building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any premises in the Building.

     21. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any premises in the Building without the written permission of the Landlord.

     22. Landlord, without notice and without liability to any Tenant, at any time may change the name or the street address of the Building.

     23. The word "Building" as used in these rules and regulations means the Building of which a part of the Premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the Building for any loss, cost expense, damage or liability, including attorneys fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any tenant and such failure by Landlord or noncompliance by any Other Tenant shall not be a ground for termination of the Lease to which these rules and regulations are attached by the Tenant thereunder.

     24.  Carpet protector pads shall be used at all desk stations.

     25. Each Tenant shall maintain the portions of its Premises which are visible from the outside of the Building or from hallways or other public areas of the Building, in a neat, clean and orderly condition.

     26. No Tenant shall temper with or attempt to adjust the temperature control thermostats in its premises. Landlord shall adjust such thermostats as required to maintain heat and air-conditioning at the Building standard temperature.

     27. No Tenant shall place any items whatsoever on the roof or balcony areas of the Building without prior written consent of Landlord.





                                                       Landlord's Initials  ____
                                                       Tenant's Initials    ____

                                  EXHIBIT D-4

                                   EXHIBIT E

                                  WORK LETTER

1.   Tenant Improvements; Permits and Licenses; Landlord's Allowance.

     Tenant has advised Landlord that Tenant intends to make certain renovations and improvements to, within and upon the Premises, at Tenant's sole cost and expense (except as set forth herein). Within twenty (20) days after execution of the Lease by both parties, Tenant shall deliver to Landlord complete and detailed plans and specifications for the construction of improvements, alterations and renovations to the Premises for Tenant's business. Such plans and specifications shall be subject to the written approval of Landlord prior to the commencement of any work by Tenant, and Landlord agrees that such approval shall not be unreasonably withheld. There shall be no material deviations from or changes in such plans and specifications without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant understands and agrees that Landlord's review of plans and specifications as provided herein is solely to protect the interests of Landlord in the Premises and the Office Building and that Landlord shall not be deemed the guarantor of, or responsible for, the correctness or accuracy of any such plans and specifications or the compliance of such plans and specifications with applicable laws, ordinances, or regulations. Upon approval of such plans and specifications and delivery of possession of the Promises to Tenant, Tenant shall commence to construct such improvements and shall thereafter prosecute such construction to completion in a diligent, competent, workmanlike and expeditious manner, at Tenant's sole cost and expense (except as set forth herein). Tenant's failure to complete such construction and renovation work shall in no way delay the Commencement Date or affect the rental or other obligations of Tenant under the Lease, but Tenant shall not be deemed to be in breach of Section 14.1 of the Lease for failure to operate the Premises if such failure is attributable to the construction and renovation work described in this paragraph, provided that Tenant prosecutes such construction to completion in a diligent, competent, workmanlike and expeditious manner.

     Tenant agrees that all such work will be performed and completed in compliance with all applicable laws, building codes, ordinances, and rules and regulations of all governmental or public authorities having jurisdiction thereof (including, but not limited to, the Americans with Disabilities Act and any applicable environmental protection/ hazardous materials laws). Tenant shall also, at its sole cost and expense (including, but not limited to, the amount of any special fees or assessments resulting from the requirements of Tenant's operations), obtain any and all necessary building, occupancy and business permits and licenses in connection with Tenant's construction of improvements or the operation of Tenant's business at the Premises. Tenant shall give Landlord at least ten (10) days' written notice prior to the commencement of any construction on or at the Premises, in order to allow Landlord to post and record an appropriate notice of non-responsibility pursuant to Section 3094 of the California Civil Code.

     Landlord agrees to reimburse to Tenant up to Fifty Six Thousand Thirteen and 00/100 Dollars ($56,013.00) of the cost of such improvements and renovations to the Premises (the "Tenant Improvements Allowance")', provided that such Tenant Improvements Allowance shall not be used as reimbursement for the purchase or installation of furniture, trade fixtures or equipment. (If the cost of such Premises renovation is a sum less than $56,013.00, then the Tenant Improvements Allowance shall be such lesser sum.) Landlord's obligation to pay any portion of the Tenant Improvements Allowance shall be conditioned upon Tenant's furnishing written evidence satisfactory to Landlord regarding the amount and appropriateness of the expense for which reimbursement is being sought, including but not limited to original invoices, receipts, vouchers, material and labor lien releases and other documents reasonably requested by Landlord. Payment of such Tenant Improvements Allowance shall be due within thirty (30) days after Landlord receives an appropriate application for payment, certified by Tenant's contractor, along with the other documents referred to hereinabove. The Tenant Improvements Allowance shall in no way render Landlord responsible to any contractor, suppliers, subcontractor or other third party, and all materialmen, contractors, subcontractors, artisans, mechanics, laborers and any other persons contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises and/or the office building shall be notified by Tenant (and are hereby charged with such notice) that they must look exclusively to Tenant to obtain payment for same.

     All work in the Premises is conditioned upon the compliance by Tenant's contractors with all requirements imposed by Landlord on third party contractors, including without limitation the maintenance by Tenant and its contractors and subcontractors of workers' compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry. Entry to the Premises shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Tenant, the same being solely at Tenant's risk. In no event shall the failure of Tenant's contractors to complete any work in the Premises extend the Commencement Date of this Lease beyond the date that Landlord has completed its tenant improvement work and tendered the Premises to Tenant. All materials and finishes utilized in constructing the tenant improvements shall be Landlord's building standard.